File Nos. 333-21821, 811-08055
     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2003


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


             Registration Statement Under the Securities Act of 1933         [ ]
                          Pre-Effective Amendment No.__                      [ ]
                         Post-Effective Amendment No. 10                     [X]
                                       and
         Registration Statement Under the Investment Company Act of 1940     [ ]
                                Amendment No. 12                             [X]


                        (Check appropriate box or boxes.)

                       -----------------------------------

                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (REGISTRANT'S EXACT NAME, ADDRESS AND TELEPHONE NUMBER)

                                 Lisa Snow, Esq.
                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement.


It is proposed that this filing will become effective (check appropriate box):


[_]   Immediately upon filing pursuant to paragraph (b)
[X]   On May 1, 2003 pursuant to paragraph (b)
[_]   60 days after filing pursuant to paragraph (a)(1)
[_]   75 days after filing pursuant to paragraph (a)(2)
[ ]   On May 1, 2003 pursuant to paragraph (a)(1)
[_]   On (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: shares of an open-end management investment company.

May 1, 2003


PROSPECTUS

TIAA-CREF
MUTUAL FUNDS

International Equity Fund
Growth Equity Fund
Growth & Income Fund
Equity Index Fund
Social Choice Equity Fund
Managed Allocation Fund
Bond PLUS Fund
Short-Term Bond Fund
High-Yield Bond Fund
Tax-Exempt Bond Fund
Money Market Fund

[LOGO] TIAA CREF






The Securities and Exchange Commission has not approved or disapproved these funds' shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


SUMMARY INFORMATION ....................................................    3
      Investment Objectives, Strategies and Risks ......................    3
      The Dual Investment Management Strategy(R) .......................    4
      Past Performance .................................................   15
      Fees and Expenses ................................................   21
MORE INFORMATION ABOUT THE FUNDS .......................................   22
      General Investment Risks .........................................   23
      The Equity Funds .................................................   24
      The Dual Investment Management Strategy(R) .......................   24
         The International Equity Fund .................................   25
         The Growth Equity Fund ........................................   25
         The Growth & Income Fund ......................................   26
         The Equity Index Fund .........................................   27
         The Social Choice Equity Fund .................................   27
         Additional Investment Strategies for the Equity Funds .........   29
      The Managed Allocation Fund ......................................   29
      The Bond Funds ...................................................   33
         The Bond PLUS Fund ............................................   33
         The Short-Term Bond Fund ......................................   34
         The High-Yield Bond Fund ......................................   35
         The Tax-Exempt Bond Fund ......................................   36
         Additional Investment Strategies for the Bond Funds ...........   38
      The Money Market Fund ............................................   39
TIAA-CREF MUTUAL FUNDS' MANAGEMENT .....................................   40
CALCULATING SHARE PRICE ................................................   41
DIVIDENDS AND DISTRIBUTIONS ............................................   42
TAXES ..................................................................   43
YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES .....................   45
      Types of Accounts ................................................   45
      How To Open an Account and Make Subsequent Investments ...........   45
      How to Redeem Shares .............................................   48
      How To Exchange Shares ...........................................   50
      Other Investor Information .......................................   51
ELECTRONIC PROSPECTUSES ................................................   53
FINANCIAL HIGHLIGHTS ...................................................   53



/ 2 / PROSPECTUS TIAA-CREF Mutual Funds

SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Mutual Funds has 11 investment portfolios. An investor can lose money in any of these funds, or the funds could underperform other investments.

The funds have a number of principal investment risks in common. The funds are all subject to:

o MARKET RISK--Prices of securities in general can decline over short or extended periods as a result of political or economic events.


The International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund and Managed Allocation Fund (through its investments in the underlying funds) invest in equities and are subject to:

o COMPANY RISK--A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its stock may go down.

The Bond PLUS Fund, Short-Term Bond Fund, High-Yield Bond Fund, Tax-Exempt Bond Fund, Money Market Fund and Managed Allocation Fund (through its investments in the underlying funds) invest in fixed income securities and are subject to:

o CREDIT RISK (a type of COMPANY RISK)--A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.

o CURRENT INCOME RISK--This is the risk that falling interest rates will cause the fund's income to decline.

o INTEREST RATE RISK (a type of MARKET RISK)--Bond prices may fall as interest rates rise.

The funds that make foreign investments, such as the International Equity Fund, Growth Equity Fund, Growth & Income Fund, Social Choice Equity Fund and Managed Allocation Fund (through its investments in the underlying funds) are subject to:


o FOREIGN INVESTMENT RISK--Investing in securities traded on foreign exchanges or in foreign markets can involve special risks. For example, changes in currency exchange rates, the possible imposition of market controls, currency exchange controls or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of a fund's investments.

Investments in the funds are not deposits of the TIAA-CREF Trust Company FSB and aren't insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The TIAA-CREF Mutual Funds are not appropriate for market timing. You should not invest in the funds if you are a market timer.

Special risks associated with particular funds are discussed in the following summaries of each fund's objectives, strategies and policies.


                                         TIAA-CREF Mutual Funds PROSPECTUS / 3 /

THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)

Three of the equity funds, the International Equity, Growth Equity and Growth & Income Funds, use TIAA-CREF's Dual Investment Management Strategy(R), as described on page 24, a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.


INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy(R). The active managers select individual stocks, and lets the fund's country and regional asset allocation evolve from its stock selection. The fund looks for companies of all sizes that meet a number of criteria including sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index.


SPECIAL INVESTMENT RISKS: The fund is subject to substantial foreign investment risk and above-average market risk and company risk as described on pages
3 and 23. This risk may be even more pronounced for investments in issuers located in emerging market countries. While the fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis, which is designed to track the performance of the emerging market segment of the MSCI EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek above-average long-term returns, mainly through capital appreciation, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing. The potential risk of investing in the fund is moderate to high.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(R) and invests in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy, and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. It can invest


/ 4 / PROSPECTUS TIAA-CREF Mutual Funds
in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments can be up to 20 percent of the portfolio. The benchmark index for the fund is the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company).

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and foreign investment risk, described on pages 3 and 23. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the fund will probably be more volatile than the overall stock market. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who are looking for long-term return, mainly through capital appreciation, but are willing to tolerate fluctuations in value. The potential risk of investing in the fund is moderate to high.

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy(R). The fund looks primarily for stocks of larger, well-established, mature growth companies which we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. 80 percent of the fund's net assets are in income-producing equity securities. The fund may also invest in a few rapidly growing smaller companies and may have up to 20 percent of assets in foreign securities. The benchmark index for the fund is the S&P 500 Index.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and modest foreign investment risk as described on pages 3 and 23. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and current income but also can accept the risk of market fluctuations. The potential risk of investing in the fund is moderate.


                                         TIAA-CREF Mutual Funds PROSPECTUS / 5 /

EQUITY INDEX FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT STRATEGIES: The fund is designed to track U.S. equity markets as a whole and invest in stocks in the Russell 3000 Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.


SPECIAL INVESTMENT RISKS: The fund is subject to substantial market risk and modest company risk as described on pages 3 and 23. While the fund attempts to closely track the Russell 3000 Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index. The potential risk of investing in the fund is moderate.


SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.


PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a diversified set of common stocks. The fund attempts to track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI"), which is a socially screened subset of companies in the Russell 3000 Index. The fund will attempt to structure its portfolio so it approaches the overall investment characteristics of the Russell 3000 Index. As of December 31, 2002, the market capitalization of companies in the Russell 3000 Index ranged from $10 million to $280 billion, with a mean market capitalization of $3.4 billion and a median market capitalization of $550 million.


The fund will invest primarily in companies that are included in the BMSI.

Companies that are excluded from the BMSI include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products; o Companies that derive any revenues from gambling;

o Companies that derive significant revenues from the production of military weapons; or

o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.


/ 6 / PROSPECTUS TIAA-CREF Mutual Funds

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.


SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and moderate foreign investment risk as described on pages 3 and 23. In addition, because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria. The fund is also exposed to the risks of investing in equity securities of small companies. These securities may experience steeper price fluctuations than the securities of larger companies. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a favorable long-term return through an equity investment that is generally broad-based but excludes companies that engage in certain activities. The potential risk of investing in the fund is moderate.


MANAGED ALLOCATION FUND

INVESTMENT OBJECTIVE: The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The Managed Allocation Fund is a "fund of funds", which means that its portfolio primarily consists of investments in other mutual funds ("underlying funds"). The fund may invest in shares of underlying funds such as (1) the TIAA-CREF Mutual Funds' other investment funds,
(2) Retail Class shares of the TIAA-CREF Institutional Mutual Funds, which are affiliated funds of the TIAA-CREF Mutual Funds, and (3) other mutual funds that may be selected by the Board of Trustees from time to time. Generally, the fund will seek to meet its objective by investing (i) approximately 55 percent of its net assets in mutual funds that invest primarily in equity securities ("equity funds"), (ii) up to 5 percent of its net assets in


                                         TIAA-CREF Mutual Funds PROSPECTUS / 7 /
mutual funds that invest primarily in real estate securities ("real estate funds"), and (iii) approximately 40 percent of its net assets in mutual funds that invest primarily in fixed income securities ("fixed income funds").

The fund intends to invest in the following equity funds:


o Growth Equity Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

o International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

o TIAA-CREF Institutional Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on an evaluation of their potential worth.

o TIAA-CREF Institutional Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

In the future the fund may invest in the Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

For the real estate securities component of its asset allocation strategy, the fund intends to invest in the TIAA-CREF Institutional Real Estate Securities Fund. The Real Estate Securities Fund invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs").

The fund intends to invest in the following fixed income funds:

o Bond PLUS Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment grade securities.

o Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.

o High-Yield Bond Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

In the future the fund may invest in the TIAA-CREF Institutional
Inflation-Linked Bond Fund. The Inflation-Linked Bond Fund invests primarily in U.S. Treasury Inflation-Indexed Securities, and can also invest in other inflation-linked bonds issued or guaranteed by the U.S. Government or its agencies, and by corporations and foreign governments.



/ 8 / PROSPECTUS TIAA-CREF Mutual Funds

The fund may invest in underlying funds other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds may have different investment objectives and styles from those currently held by the fund and may change the risk profile of the fund. We will notify you where the addition of any underlying fund or funds will have a material effect on the composition of the fund's investment portfolio.

As a result of its investments in the underlying funds, the Managed Allocation Fund is exposed to a mix of domestic stocks of companies of all sizes, foreign stocks, real estate securities, and bonds of U.S. and foreign private and governmental issuers of varying maturities and credit qualities. When changes in financial and economic conditions affect the relative attractiveness of the markets in which the equity and fixed income funds are invested, the fund will adjust its percentage holdings of these underlying funds up or down by up to 5 percent. For example, we would allow the fund's holdings in the underlying fixed income funds to increase whenever we believe the fixed income markets will be more attractive relative to the equity markets. At any given time the fund plans on holding between 0 to 5 percent of its net assets in real estate funds.


SPECIAL INVESTMENT RISKS: The fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests. These risks, as described on pages 3 and 23 include the following:

o Market Risk--The fund's investments in all of the underlying funds are subject to the risk that the price of securities held by those funds can decline in response to political or economic events.

o Company Risk--Investments in securities of larger companies are subject to the risk that these securities may grow more slowly than the economy as a whole or not at all. Investments in stocks paying relatively high dividends are subject to the risk that these securities may significantly underperform other stocks during periods of rapid market appreciation. Investments in value-style securities are subject to the risk that the value investing style may be out of favor in the marketplace for various periods of time. Investments in securities of small companies are subject to the risk that these securities may experience steeper price fluctuations than the securities of larger issuers. The fund's investments in securities of issuers in the real estate industry, through its investment in the Real Estate Securities Fund, are subject to the risks associated with the ownership of real estate, as well as the special risks associated with investing in equity and mortgage REITs. In addition, as a "non-diversified" investment company, the Real Estate Securities Fund can invest in fewer individual companies than a diversified company. Therefore, the fund's investments in the Real Estate Securities Fund may experience greater fluctuations in value and be subject to a greater risk of loss than investments in other mutual funds.

o Foreign Investment Risk--Investments in the securities of foreign issuers subject the fund to the risk that changes in foreign currency exchange rates, possible imposition of market controls, currency exchange controls or foreign taxes, lower liquidity and higher volatility in foreign markets or political, social or diplomatic upheaval could reduce the value of a foreign issuer's security.



                                         TIAA-CREF Mutual Funds PROSPECTUS / 9 /

o Interest Rate Risk and Credit Risk--Investments in non-investment grade securities (also called "high-yield" or "junk" bonds) are subject to interest rate risk and above-average credit risk. Investments in inflation-linked bonds are also subject to interest rate risk. Also, market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations. Because its investments in inflation-indexed bonds may give rise to taxable income for which no cash is received (known as original issue discount), the Inflation-Linked Bond Fund, which holds inflation indexed bonds and in which the fund invests, may be required to liquidate certain investments when it is not advantageous to do so when necessary to make annual distributions to its shareholders, including the Managed Allocation Fund, that exceed the cash received from its investments.

The fund is also subject to extension and prepayment risk through its holdings in the underlying funds which invest in mortgage-backed securities. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the amounts that had been invested in mortgage-backed securities would have to be reinvested, possibly at a lower rate of return.

The Managed Allocation Fund is considered "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), because it invests in the shares of only a small number of other issuers (funds). However, each of the underlying funds in which the Managed Allocation Fund invests, with the exception of the TIAA-CREF Institutional Real Estate Securities Fund, is considered a diversified investment company. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with medium to long-term time horizons and who seek capital appreciation and investment income through broad diversification. The potential risk of investing in the fund is moderate.

BOND PLUS FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Brothers Aggregate Bond Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The fund is managed to track the duration of the Lehman Index, which was 3.79 years as of December 31, 2002. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund holds mainly investment grade



/ 10 / PROSPECTUS TIAA-CREF Mutual Funds securities rated in the top four credit categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund's second segment seeks enhanced returns through investments in illiquid securities (such as private placements) or non-investment grade securities, but investments in illiquid securities won't be more than 15 percent of the fund's net assets.


SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities as described on pages 3 and 23. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 5 years would decline by approximately 5 percent. Investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

Non-investment grade securities (also called "high-yield" or "junk" bonds) involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. The fund's investments in illiquid securities may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this fund.


WHO MAY WANT TO INVEST: The fund may be appropriate for more conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund. The potential risk of investing in the fund is low to moderate.

SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE: The fund seeks high current income consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a broad range of investment grade debt securities that make up the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. These are primarily U.S. Treasury and Agency securities and corporate bonds with 1-5 year maturities. The fund can also hold domestic and foreign corporate bonds, debentures, notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The fund is managed to track the duration of the Lehman Index, which was 2.34 years as of December 31, 2002. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years. The fund may overweight or underweight individual securities or sectors as compared to their weight in the



                                        TIAA-CREF Mutual Funds PROSPECTUS / 11 /

Lehman Index, or hold securities not in the index, depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns.


SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities as described on pages 3 and 23. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 2.5 years would decline by approximately 2.5 percent. Current income risk, the risk that income from the fund's investments will decline if prevailing interest rates decline, is particularly significant for this fund. The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value. The potential risk of investing in the fund is low.


HIGH-YIELD BOND FUND

INVESTMENT OBJECTIVE: The fund seeks high current income and, when consistent with its primary objective, capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its net assets in debt and other fixed-income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding debt securities. These are often called "junk bonds". Most of these investments will be rated in the BB or B categories by Standard & Poor's or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated below B- and illiquid securities. The fund can also hold U.S. Treasury and Agency securities whenever suitable corporate securities aren't available or we want to increase the fund's liquidity. Up to 20 percent of the fund's assets can be invested in securities of foreign issuers. Investments in illiquid securities will never be more than 15 percent of the fund's assets. The securities the fund owns will usually have maturities of ten years or less.

SPECIAL INVESTMENT RISKS: The fund is subject to interest rate risk and above-average credit risk as described on pages 3 and 23. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities



/ 12 / PROSPECTUS TIAA-CREF Mutual Funds with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. This fund entails a significantly higher level of risk of loss of invested funds than bond funds that don't invest primarily in lower-rated debt securities.

Issuers of "junk" bonds are typically in weak financial or operational health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.


Current income risk can also be significant for this fund. The fund's investments in illiquid securities may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this fund.

WHO MAY WANT TO INVEST: The fund may be appropriate for less conservative investors who seek high current income and capital appreciation, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets. The potential risk of investing in the fund is moderate.


TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE: The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in investment grade municipal securities, the interest on which is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes). Under normal market conditions, the fund invests at least 80 percent of its net assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax. It can invest up to 20 percent of its assets in private activity bonds. The interest from private activity bonds and the fund's distribution of that interest may be a preference item for purposes of the federal alternative minimum tax. The fund invests in intermediate and long-term securities with remaining maturities at the time of purchase from approximately 8 to 12 years. We expect the fund to maintain an average duration of approximately 7 years. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may invest up to 20 percent of its assets in non-investment grade securities such as "junk" bonds or in nonrated securities.

SPECIAL INVESTMENT RISKS: The fund is subject to interest rate risk, as described on pages 3 and 23,- that is, prices of bonds held by the fund may decline if interest rates rise. For example, if interest



                                        TIAA-CREF Mutual Funds PROSPECTUS / 13 /
rates rise by 1 percent, the market value of a portfolio with a duration of 7 years would decline by approximately 7 percent. Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities. Non-investment grade securities involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. As with any mutual fund, you can lose money by investing in this fund.


WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund. The potential risk of investing in the fund is low to moderate.

MONEY MARKET FUND

INVESTMENT OBJECTIVE: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in high quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.


SPECIAL INVESTMENT RISKS: The fund is subject to current income volatility as described on pages 3 and 23,--that is, the income received by the fund may decrease as a result of a decline in interest rates. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


WHO MAY WANT TO INVEST: The fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity and are willing to accept returns that are lower than those offered by longer-term investments. The potential risk of investing in the fund is very low.



/ 14 / PROSPECTUS TIAA-CREF Mutual Funds

PAST PERFORMANCE


The bar charts and performance table help illustrate some of the risks of investing in the funds, and how investment performance varies. The performance table shows each fund's returns (before and after taxes) over the 2002 calendar year and since inception, for the five year period from 1998 through 2002 for those funds with five years of performance returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

INTERNATIONAL EQUITY FUND

[The following table represents a bar chart in the printed piece.]

19.27%     55.83%     -19.99%     -24.29%     -15.73%

 1998       1999       2000         2001        2002

Best quarter: 36.65%, for the quarter ended December 31, 1999. Worst quarter:
-20.18%, for the quarter ended September 30, 2002.


GROWTH & INCOME FUND

[The following table represents a bar chart in the printed piece.]

30.51%     24.46%     -7.33%      -13.37%      -23.86%

 1998       1999       2000         2001         2002

Best quarter: 22.99%, for the quarter ended December 31, 1998. Worst quarter:
-16.54%, for the quarter ended September 30, 2002.


GROWTH EQUITY FUND

[The following table represents a bar chart in the printed piece.]

35.97%     33.00%     -20.29%     -23.02%     -30.12%

 1998       1999       2000        2001        2002

Best quarter: 28.36%, for the quarter ended December 31, 1998. Worst quarter:
-22.69%, for the quarter ended March 31, 2001.


EQUITY INDEX FUND

[The following table represents a bar chart in the printed piece.]

-11.62%     -21.52%

 2001        2002

Best quarter: 11.57%, for the quarter ended December 31, 2001. Worst quarter:
-17.00%, for the quarter ended September 30, 2002.


                                        TIAA-CREF Mutual Funds PROSPECTUS / 15 /

SOCIAL CHOICE EQUITY FUND

[The following table represents a bar chart in the printed piece.]

-12.75%     -20.71%

 2001        2002

Best quarter: 10.16%, for the quarter ended December 31, 2001. Worst quarter:
-16.41%, for the quarter ended September 30, 2002.


BOND PLUS FUND

[The following table represents a bar chart in the printed piece.]

8.94%      -1.01%     11.68%       8.14%      10.50%

 1998       1999       2000        2001        2002

Best quarter: 5.11%, for the quarter ended September 30, 2002. Worst quarter:
-1.18%, for the quarter ended June 30, 1999.


MANAGED ALLOCATION FUND

[The following table represents a bar chart in the printed piece.]

21.24%     19.20%     -4.99%      -8.52%      -12.09%

 1998       1999       2000        2001        2002

Best quarter: 14.01%, for the quarter ended December 31, 1998. Worst quarter:
-9.43%, for the quarter ended March 31, 2001.


SHORT-TERM BOND FUND

[The following table represents a bar chart in the printed piece.]

9.10%     7.81%

2001      2002

Best quarter: 4.10%, for the quarter ended September 30, 2001. Worst quarter:
-0.06%, for the quarter ended March 31, 2002.



/ 16 / PROSPECTUS TIAA-CREF Mutual Funds

HIGH-YIELD BOND FUND

[The following table represents a bar chart in the printed piece.]

4.89%     0.46%

2001      2002

Best quarter: 7.28%, for the quarter ended December 31, 2002. Worst quarter:
-5.57%, for the quarter ended June 30, 2002.


MONEY MARKET FUND

[The following table represents a bar chart in the printed piece.]

5.45%       5.05%      6.33%       4.08%       1.64%

 1998       1999       2000        2001        2002

Best quarter: 1.63%, for the quarter ended December 31, 2000. Worst quarter:
0.37%, for the quarter ended December 31, 2002.


TAX-EXEMPT BOND FUND

[The following table represents a bar chart in the printed piece.]

5.00%       10.70%

 2001        2002

Best quarter: 5.29%, for the quarter ended September 30, 2002. Worst quarter:
-1.41%, for the quarter ended December 31, 2001.



                                        TIAA-CREF Mutual Funds PROSPECTUS / 17 /

AVERAGE ANNUAL TOTAL RETURNS
(BEFORE AND AFTER TAXES)

                                                       ONE YEAR           FIVE YEARS                SINCE
                                            (JANUARY 1, 2002 TO  (JANUARY 1, 1998 TO         INCEPTION TO
                                             DECEMBER 31, 2002)   DECEMBER 31, 2002)    DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  (INCEPTION--SEPTEMBER 2, 1997)

Return Before Taxes                                     -15.73%               -1.05%               -1.41%

Return After Taxes on Distributions                     -16.15%               -2.18%               -2.47%

Return After Taxes on Distributions and
Sale of Fund Shares                                      -9.51%               -0.75%               -1.05%

Morgan Stanley Capital International EAFE Index
(Europe, Australasia and Far East)                      -15.64%               -2.85%               -3.17%

GROWTH EQUITY FUND
  (INCEPTION--SEPTEMBER 2, 1997)

Return Before Taxes                                     -30.12%               -4.96%               -3.23%

Return After Taxes on Distributions                     -30.29%               -5.52%               -3.90%

Return After Taxes on Distributions and
Sale of Fund Shares                                     -18.49%               -3.56%               -2.29%

Russell 1000 Growth Index(1)                            -27.88%               -3.84%               -2.45%

Russell 3000 Growth Index(1)                            -28.04%               -4.11%               -2.84%

GROWTH & INCOME FUND
  (INCEPTION--SEPTEMBER 2, 1997)

Return Before Taxes                                     -23.86%               -0.14%                1.38%

Return After Taxes on Distributions                     -24.18%               -0.88%                0.65%

Return After Taxes on Distributions and
Sale of Fund Shares                                     -14.64%               -0.22%                0.99%

S&P 500 Index                                           -22.10%               -0.59%                0.98%

EQUITY INDEX FUND
  (INCEPTION--APRIL 3, 2000)

Return Before Taxes                                     -21.52%                   __              -16.16%

Return After Taxes on Distributions                     -21.94%                   __              -16.51%

Return After Taxes on Distributions and
Sale of Fund Shares                                     -13.21%                   __              -12.64%

Russell 3000 Index                                      -21.54%                   __              -16.22%

SOCIAL CHOICE EQUITY FUND
(INCEPTION--APRIL 3, 2000)

Return Before Taxes                                     -20.71%                   __              -15.60%

Return After Taxes on Distributions                     -21.15%                   __              -15.99%

Return After Taxes on Distributions and
Sale of Fund Shares                                     -12.72%                   __              -12.24%

Russell 3000 Index(2)                                   -21.54%                   __              -16.22%

S&P 500 Index(2)                                        -22.10%                   __              -16.47%



/ 18 / PROSPECTUS TIAA-CREF Mutual Funds

AVERAGE ANNUAL TOTAL RETURNS
(BEFORE AND AFTER TAXES)

                                                       ONE YEAR           FIVE YEARS                SINCE
                                            (JANUARY 1, 2002 TO  (JANUARY 1, 1998 TO         INCEPTION TO
                                             DECEMBER 31, 2002)   DECEMBER 31, 2002)    DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------
MANAGED ALLOCATION FUND
  (INCEPTION--SEPTEMBER 2, 1997)

Return Before Taxes                                     -12.09%                2.00%                2.88%

Return After Taxes on Distributions                     -13.38%                0.51%                1.34%

Return After Taxes on Distributions and
Sale of Fund Shares                                      -7.37%                1.09%                1.77%

Morgan Stanley Capital International EAFE Index         -15.64%               -2.85%               -3.17%

Russell 3000 Index(3)                                   -21.54%               -0.71%                0.80%

S&P 500 Index(3)                                        -22.10%               -0.59%                0.98%

Lehman Brothers Aggregate Bond Index                     10.26%                7.55%                7.94%

Composite Index(3) (current composite) (12% Morgan
Stanley EAFE Index, 48% Russell 3000 Index
and 40% Lehman Brothers Aggregate Bond Index)            -7.74%                3.49%                4.50%

Composite Index3 (prior composite) (12% Morgan
Stanley EAFE Index, 48% S&P 500 Index and
40% Lehman Brothers Aggregate Bond Index)                -8.39%                2.75%                3.60%

BOND PLUS FUND
  (INCEPTION--SEPTEMBER 2, 1997)

Return Before Taxes                                      10.50%                7.55%                7.94%

Return After Taxes on Distributions                       7.85%                4.92%                5.23%

Return After Taxes on Distributions and
Sale of Fund Shares                                       6.54%                4.74%                5.02%

Lehman Brothers Aggregate Bond Index                     10.26%                7.55%                7.94%

SHORT-TERM BOND FUND
  (INCEPTION--APRIL 3, 2000)

Return Before Taxes                                       7.81%                   __                9.02%

Return After Taxes on Distributions                       5.90%                   __                6.55%

Return After Taxes on Distributions and
Sale of Fund Shares                                       4.85%                   __                6.03%

Lehman Brothers Mutual Fund Short
(1-5 year) Government/Credit Index                        8.12%                   __                9.01%

HIGH-YIELD BOND FUND
  (INCEPTION--APRIL 3, 2000)

Return Before Taxes                                       0.46%                   __                3.13%

Return After Taxes on Distributions                      -3.00%                   __               -0.64%

Return After Taxes on Distributions and
Sale of Fund Shares                                       0.24%                   __                0.67%

Merrill Lynch BB/B Cash Pay Issuer
Constrained Index(4)                                      1.32%                   __                2.62%

Merrill Lynch BB/B Cash Pay Index(4)                     -0.78%                   __                1.83%


                                                                 TIAA-CREF Mutual Funds PROSPECTUS / 19 /

AVERAGE ANNUAL TOTAL RETURNS
(BEFORE AND AFTER TAXES)

                                                       ONE YEAR           FIVE YEARS                SINCE
                                            (JANUARY 1, 2002 TO  (JANUARY 1, 1998 TO        INCEPTION TO
                                             DECEMBER 31, 2002)   DECEMBER 31, 2002)   DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
  (INCEPTION--APRIL 3, 2000)

Return Before Taxes                                      10.70%                   __                8.52%

Return After Taxes on Distributions                      10.33%                   __                8.17%
Return After Taxes on Distributions and
Sale of Fund Shares                                       8.30%                   __                7.62%

Lehman Brothers 10 Year Municipal Bond Index             10.17%                   __                8.38%

MONEY MARKET FUND
  (INCEPTION--SEPTEMBER 2, 1997)

Return Before Taxes                                       1.64%                4.49%                4.56%

iMoneyNet Money Fund Report Average--
All Taxable Index                                         1.28%                4.10%                4.17%
----------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The benchmark indices reflect no deductions for fees, expenses or taxes.


The performance returns included in the bar charts and performance table for the period through September 30, 2002, reflect an agreement by Teachers Advisors, Inc. ("Teachers Advisors"), the Fund's investment manager, to waive a portion of each fund's investment management fee. Effective October 1, 2002, the waiver agreement was eliminated and each fund's investment management fee was lowered to the amount that was previously each fund's net investment management fee.

(1) On October 1, 2002, the Growth Equity Fund's benchmark was changed to the Russell 1000(R) Growth Index. Prior to that date, the benchmark index for the Growth Equity Fund was the Russell 3000 Growth Index. Because the Growth Equity Fund generally invests in large-cap growth securities, the Growth Equity Fund believes it is more appropriate to use the Russell 1000(R) Growth Index, as opposed to the Russell 3000(R) Growth Index, as its benchmark index.

(2) On July 1, 2002, the Social Choice Equity Fund began to use the Russell 3000 Index as its benchmark index. Prior to that date, the benchmark index for the Social Choice Equity Fund was the S&P 500 Index. Because the Social Choice Equity Fund began investing in the KLD BMSI, a socially screened subset of companies in the Russell 3000 Index, the Social Choice Equity Fund believed it was more appropriate to use the Russell 3000 Index, as opposed to the S&P 500 Index, as its benchmark index.

(3) Effective May 1, 2003, the Managed Allocation Fund replaced the S&P 500 Index with the Russell 3000 Index as one of its benchmark indices and as part of its composite index as the fund believes the Russell 3000 Index better reflects its holdings in underlying domestic equity funds.

(4) Effective January 1, 2003, the High-Yield Bond Fund began to use the Merrill Lynch BB/B Cash Pay Issuer Constrained Index (OMerrill BB/B Issuer Constrained IndexO). Prior to that date, the benchmark index for the fund was the Merrill Lynch BB/B Cash Pay Index. The fund believes that the Merrill BB/B Issuer Constrained Index, which limits any one issuer to comprise no greater than two percent of the index's value, best reflects the fund's effort to maintain a diversified holding of portfolio securities.


For the Money Market Fund's most current 7-day yield, please call us at 800-223-1200.

/ 20 / PROSPECTUS TIAA-CREF Mutual Funds

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of the funds. The TIAA-CREF Mutual Funds do not have a 12b-1 fee.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price) ...................................     0%

Maximum Deferred Sales Charge .........................................     0%

Maximum Sales Charge Imposed on Reinvested Dividends ..................     0%

Redemption Fee ........................................................     0%

Exchange Fee ..........................................................     0%


Maximum Annual Low-Balance Account Fee ................................   $25(1)
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                      TOTAL FUND
                                    MANAGEMENT             OTHER       OPERATING
                                          FEES          EXPENSES        EXPENSES
--------------------------------------------------------------------------------
International Equity Fund                0.49%                 0           0.49%

Growth Equity Fund                       0.45%                 0           0.45%

Growth & Income Fund                     0.43%                 0           0.43%

Equity Index Fund                        0.26%                 0           0.26%

Social Choice Equity Fund                0.27%                 0           0.27%


Managed Allocation Fund(2)               0.39%                 0           0.39%


Bond Plus Fund                           0.30%                 0           0.30%

Short-Term Bond Fund                     0.30%                 0           0.30%

High-Yield Bond Fund                     0.34%                 0           0.34%

Tax-Exempt Bond Fund                     0.30%                 0           0.30%

Money Market Fund                        0.29%                 0           0.29%
--------------------------------------------------------------------------------


(1) This low-balance fee is assessed annually on a unique fund-account registration basis. By our definition, "Account" refers to each unique fund-account registration owned by a shareholder. As such, each account with a balance below $1,500 will be charged a low-balance fee of $25. The low-balance fee is waived for investors who either have $50,000 or more invested in a TIAA-CREF mutual fund or annuity contract or who have set up an Automatic Investment Program (AIP) of at least $100 per month, per unique fund-account registration. (See page 52).

(2) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 22.5 percent Growth Equity Fund, 22.5 percent TIAA-CREF Institutional Large-Cap Value Fund, 12 percent International Equity Fund, 3 percent TIAA-CREF Institutional Small-Cap Equity Fund, 38 percent Bond Plus Fund, 1 percent High-Yield Bond Fund and 1 percent Short-Term Bond Fund.



                                        TIAA-CREF Mutual Funds PROSPECTUS / 21 /

EXAMPLE

This example is intended to help you compare the cost of investing in the TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated beginning on May 1, 2003 and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
International Equity Fund                $50        $157       $274        $616

Growth Equity Fund                       $46        $144       $252        $567

Growth & Income Fund                     $44        $138       $241        $542

Equity Index Fund                        $27         $84       $146        $331

Social Choice Equity Fund                $28         $87       $152        $343

Managed Allocation Fund(1)               $40        $125       $219        $493

Bond Plus Fund                           $31         $97       $169        $381

Short-Term Bond Fund                     $31         $97       $169        $381

High-Yield Bond Fund                     $35        $109       $191        $431

Tax-Exempt Bond Fund                     $31         $97       $169        $381

Money Market Fund                        $30         $93       $163        $368
--------------------------------------------------------------------------------

(1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 22.5 percent Growth Equity Fund, 22.5 percent TIAA-CREF Institutional Large-Cap Value Fund, 12 percent International Equity Fund, 3 Percent TIAA-CREF Institutional Small-Cap Equity Fund, 38 percent Bond PLUS Fund, 1 percent High-Yield Bond Fund and 1 percent Short-Term Bond Fund.


MORE INFORMATION ABOUT THE FUNDS

Each fund is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following section provides more information about the investment objectives, the principal investment strategies and techniques each fund uses to accomplish its objective, the principal types of securities each fund plans to purchase, and the risks involved in an investment in a fund. These policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For more details about the funds' policies and restrictions, see the Statement of Additional Information (SAI).

There's no guarantee that any fund will meet its investment objective.


Each of the following funds has a policy of investing, under normal circumstances, at least 80 percent of its net assets in the particular type of securities implied by the fund's name: International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Plus Fund, Short-Term Bond Fund and High-Yield Bond Fund.



/ 22 / PROSPECTUS TIAA-CREF Mutual Funds

Each of these funds will provide its respective shareholders with at least 60 days prior notice before making changes to its policy.

GENERAL INVESTMENT RISKS

The funds have a number of principal investment risks in common.

All the funds are subject to:

o MARKET RISK--volatility in the prices of securities due to changing conditions in the financial markets.

The International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund and Managed Allocation Fund (through its investments in the underlying funds) invest in equities and are subject to:

o COMPANY RISK--the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value.

The Bond PLUS Fund, Short-Term Bond Fund, High-Yield Bond Fund, Tax-Exempt Bond Fund, Money Market Fund and Managed Allocation Fund (through its investments in the underlying funds) invest in fixed income securities and are subject to:

o INTEREST RATE RISK ( a type of MARKET RISK)--the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities.

o CURRENT INCOME RISK--the possibility that falling interest rates will cause the fund's income to decline.

o CREDIT RISK (a type of COMPANY RISK)--the possibility the issuer of a fixed income security won't be able to pay principal and interest when due.

The funds that invest in foreign securities, such as the International Equity Fund, Growth Equity Fund, Growth & Income Fund, Social Choice Equity Fund and Managed Allocation Fund (through its investments in the underlying funds) are subject to:

o FOREIGN INVESTMENT RISK. Investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.



                                        TIAA-CREF Mutual Funds PROSPECTUS / 23 /

THE EQUITY FUNDS

THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)


The Dual Investment Management Strategy(R) seeks to achieve higher returns over each fund's benchmark index, whilE attempting to maintain a risk profile for each fund similar to its benchmark index. The International Equity Fund, Growth Equity Fund and Growth & Income Fund use the Dual Investment Management Strategy.


Each fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund's benchmark.

The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

o Certain team members focus on active stock selection within the fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio based on the fund's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the difference between the fund portfolio's overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or under-weighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy(R), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The benchmarks for each of the funds that use the Dual Investment Management Strategy(R) are as follows:

--------------------------------------------------------------------------------

International Equity     Morgan Stanley Capital International EAFE (Europe,
                         Australasia, Far East) Index

Growth Equity            Russell 1000 Growth Index

Growth & Income          S&P 500 Index
--------------------------------------------------------------------------------

Using these indexes is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indexes without shareholder approval. We'll notify you before we make such a change.


/ 24 / PROSPECTUS TIAA-CREF Mutual Funds

THE INTERNATIONAL EQUITY FUND


The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments. The fund intends to always have at least 80 percent of its net assets in equity securities of companies located in at least three different countries, other than the United States.


The active managers select individual stocks and let the fund's country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the fund's sector and country exposure in order to control risk.

The fund looks for companies of all sizes with

o sustainable growth

o focused management with successful track records

o unique and easy to understand franchises (brands)

o stock prices that don't fully reflect the stock's inherent value, based on the company's current earnings, assets, and long-term growth prospects

o consistent generation of free cash flow


SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 3 and 23. Foreign investment risk is the most significant risk for this fund. The risks associated with foreign investment often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The fund's exposure to emerging markets is currently limited to those investments that maybe selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the Morgan Stanley EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.


THE GROWTH EQUITY FUND


The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for growth. Normally, the fund will have at least 80 percent of net assets in equity securities that have the potential for capital appreciation.


The fund uses the Dual Investment Management Strategy(R). The fund can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising markets. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.


                                        TIAA-CREF Mutual Funds PROSPECTUS / 25 /

The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.


The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have from 0 to 20 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 3 and 23. There are also special risks to investing in growth stocks. Funds investing in securities of large companies have the risk that these companies may grow more slowly than the economy as a whole or not at all. Also, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

THE GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the fund's net assets will be in income-producing equity securities selected for their investment potential.


The fund invests in a broadly diversified portfolio of common stocks. The fund concentrates on individual companies rather than sectors or industries. The fund looks for stocks of larger, well-established, mature growth companies, which we believe are fairly priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of assets in foreign securities.


SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 3 and 23. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.



/ 26 / PROSPECTUS TIAA-CREF Mutual Funds

THE EQUITY INDEX FUND

The EQUITY INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000, a broad market index.


Although the fund invests substantially all of its net assets in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the fund even if it performs poorly, unless the company is removed from the Russell 3000. The management team uses proprietary quantitative models to replicate the broad market exposure and characteristics of the Russell 3000 Index.


Using the Russell 3000 Index isn't fundamental to the fund's investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

The fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000, but we may not always be able to do so.


The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $8.0 million to $280.0 billion with an average of $3.4 billion as of December 31, 2002. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index. The Equity Index Fund isn't promoted, endorsed, sponsored or sold by or affiliated with the Frank Russell Company.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 3 and 23. In addition, there are special risks associated with indexed investing. The fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, the fund doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of the fund will match that of the index. Also, the fund's returns, unlike those of the index, are reduced by investment and other operating expenses. The stock prices of smaller, lesser-known companies, which make up a small part of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.


THE SOCIAL CHOICE EQUITY FUND

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain


                                        TIAA-CREF Mutual Funds PROSPECTUS / 27 /
social criteria. Normally, at least 80 percent of the fund's net assets will be invested in common stocks that meet the fund's social criteria.

The fund attempts to track the return of the Russell 3000 Index. It does this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI")(1) which is a socially screened subset of companies in the Russell 3000 Index so that the fund's portfolio approaches the overall investment characteristics of the Russell 3000 Index.

Companies that are excluded from the BMSI include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products;

o Companies that derive any revenues from gambling;

o Companies that derive significant revenues from the production of military weapons; or

o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

----------

(1) The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc.; KLD Research & Analytics, Inc. is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indices or KLD Indices are based.



/ 28 / PROSPECTUS TIAA-CREF Mutual Funds

o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2003, the BMSI comprised approximately 2,380 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. We'll do our best to make sure the fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund can also invest up to 15 percent of its assets in foreign securities.


SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria. The fund is also exposed to the risks of investing in equity securities of small companies. These securities may experience steeper price fluctuations than the securities of larger companies.


ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS


In addition to the principal investment strategies for the equity funds listed above, each equity fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.


The equity funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.

THE MANAGED ALLOCATION FUND

The MANAGED ALLOCATION FUND seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal through a "fund of funds" approach, whereby the


                                        TIAA-CREF Mutual Funds PROSPECTUS / 29 /
fund will make investments primarily in other mutual funds. The Managed Allocation Fund may invest in shares of underlying funds such as (1) the TIAA-CREF Mutual Funds' other investment funds, (2) Retail Class shares of the TIAA-CREF Institutional Mutual Funds, which are affiliated funds of the TIAA-CREF Mutual Funds, and (3) other mutual funds that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds may have different investment objectives and styles from those currently held by the fund and may change the risk profile of the fund. We will notify you where the addition of any underlying fund or funds will have a material effect on the composition of the fund's investment portfolio.

Generally, the fund will seek to meet its objective by investing (1) approximately 55 percent of its net assets in equity funds, (2) up to 5 percent of its net assets in real estate funds, and (3) approximately 40 percent of its net assets in fixed income funds.

The fund intends to invest in the following equity funds:


o Growth Equity Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

o International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

o TIAA-CREF Institutional Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on an evaluation of their potential worth.

o TIAA-CREF Institutional Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

In the future the fund may invest in the Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

For the real estate securities component of its asset allocation strategy, the fund intends to invest in the TIAA-CREF Institutional Real Estate Securities Fund. The Real Estate Securities Fund invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs").

The fund intends to invest in the following fixed income funds:

o Bond PLUS Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment grade securities.



/ 30 / PROSPECTUS TIAA-CREF Mutual Funds

o Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.

o High-Yield Bond Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.


In the future the fund may invest in the TIAA-CREF Institutional
Inflation-Linked Bond Fund. The Inflation-Linked Bond Fund invests primarily in U.S. Treasury Inflation-Indexed Securities, and can also invest in other inflation-linked bonds issued or guaranteed by the U.S. Government or its agencies, and by corporations and foreign governments.

As a result of its investments in the underlying funds, the Managed Allocation Fund's returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities, and a variety of domestic and foreign fixed income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the relative attractiveness of the markets in which the equity and fixed income funds are invested changes, we can adjust the percentage of investments in these funds up or down by up to 5 percent. At any given time the fund plans on holding between 0 to 5 percent of its net assets in real estate funds.

The composition of the fund's fixed income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short term and longer term bonds, the fund will increase its investments in the Short-Term Bond Fund. The fund will have less than 5 percent of assets in the High-Yield Bond Fund.

The fund might sometimes be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant it. For example, we might increase the fund's holdings in the fixed income funds in periods where we believe the equity markets will decline.

For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. We can't guarantee that this strategy will be successful.


INVESTMENT RISKS: The fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests. These risks, as described on pages 3 and 23 include the following:

o Market Risk--The fund's investments in all of the underlying funds are subject to the risk that the price of securities held by those funds can decline in response to political or economic events.

o Company Risk--Investments in securities of larger companies are subject to the risk that these securities may grow more slowly than the economy as a whole or not at all. Investments



                                        TIAA-CREF Mutual Funds PROSPECTUS / 31 /
  in stocks paying relatively high dividends are subject to the risk that these securities may significantly underperform other stocks during periods of rapid market appreciation. Investments in value-style securities are subject to the risk that the value investing style may be out of favor in the marketplace for various periods of time. Investments in securities of small companies are subject to the risk that these securities may experience steeper price fluctuations than the securities of larger issuers. The fund's investments in securities of issuers in the real estate industry, through its investment in the Real Estate Securities Fund, are subject to the risks associated with the ownership of real estate, as well as the special risks associated with investing in equity and mortgage REITs. In addition, as a "non-diversified" investment company, the Real Estate Securities Fund can invest in fewer individual companies than a diversified company. Therefore, the fund's investments in the Real Estate Securities Fund may experience greater fluctuations in value and be subject to a greater risk of loss than investments in other mutual funds.

o Foreign Investment Risk--Investments in the securities of foreign issuers subject the fund to the risk that changes in foreign currency exchange rates, possible imposition of market controls, currency exchange controls or foreign taxes, lower liquidity and higher volatility in foreign markets or political, social or diplomatic upheaval could reduce the value of a foreign issuer's security.

o Interest Rate Risk and Credit Risk--Investments in non-investment grade securities (also called "high-yield" or "junk" bonds) are subject to interest rate risk and above-average credit risk. Investments in inflation-linked bonds are also subject to interest rate risk. Also, market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations. Because its investments in inflation-indexed bonds may give rise to taxable income for which no cash is received (known as original issue discount), the Inflation-Linked Bond Fund, which holds inflation indexed bonds and in which the fund invests, may be required to liquidate certain investments when it is not advantageous to do so when necessary to make annual distributions to its shareholders, including the Managed Allocation Fund, that exceed the cash received from its investments.

The fund is also subject to extension and prepayment risk through its holdings in underlying funds which invest in mortgage-backed securities. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the amounts that had been invested in mortgage-backed securities would have to be reinvested, possibly at a lower rate of return.


Because the Managed Allocation Fund invests in the securities of a limited number of other mutual funds, it is considered "non-diversified" for purposes of the 1940 Act. Sometimes non- diversified funds have special risks. However, each of the underlying funds in which the Managed Allocation Fund invests, with the exception of the TIAA-CREF Institutional Mutual Funds' Real Estate Securities Fund, is considered a diversified investment company.


/ 32 / PROSPECTUS TIAA-CREF Mutual Funds

It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the underlying funds in which it invests. That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the trustees and officers of the TIAA-CREF Mutual Funds to fulfill their fiduciary duties to each fund, since those individuals are also trustees and officers of the TIAA-CREF Institutional Mutual Funds. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that sometimes proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board of Trustees and officers of the TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds' Board and officers will in any case closely and continuously monitor each fund's investments to avoid these concerns as much as possible.

THE BOND FUNDS
THE BOND PLUS FUND


The BOND PLUS FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the fund's net assets will be invested in bonds.


The fund is managed to track the duration of the Lehman Brothers Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2002, the duration of the index was 3.79 years. By keeping the fund's duration close to the Lehman Index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates.

The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The fund's holdings are mainly high-quality securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman index. This segment can make foreign investments, but we don't expect them to exceed 15 percent of the fund's assets. The fund can also invest in money market instruments.

The other segment of the fund is invested in securities with special features, in an effort to improve the fund's total return. This segment primarily will be invested in illiquid securities (such as private placements) or non-investment grade securities (those rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). Currently this part of the fund has less than 5 percent of the fund's assets, but if market conditions warrant it could grow as large as 25 percent. However, investments in illiquid securities will never be more than 15 percent of the fund's assets.


                                        TIAA-CREF Mutual Funds PROSPECTUS / 33 /

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 3 and 23. In addition, non-investment grade securities, which are usually called "high-yield" or "junk" bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.


Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and Standard & Poor's BBB. Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond PLUS Fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the fund won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The fund can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The fund's investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

THE SHORT-TERM BOND FUND

The SHORT-TERM BOND FUND seeks high current income consistent with preservation of capital. The fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. Normally, the fund invests at least 80 percent of its net assets in U.S. Treasury and Agency securities, and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund may also invest in securities that aren't in the index because we believe they offer the potential for superior returns.


The fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change

/ 34 / PROSPECTUS TIAA-CREF Mutual Funds in interest rates. By keeping the duration of the fund close to the index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates. As of December 31, 2002, the duration of the index was 2.34 years. The fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.


The Short-Term Bond Fund also may invest up to 15 percent of its assets in the securities of foreign issuers. The fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations
(CMOs).


SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on pages 3 and 23.


Mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

THE HIGH-YIELD BOND FUND


The HIGH-YIELD BOND FUND primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its net assets in debt and other fixed income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called "junk" bonds). Most of these will be securities rated in the BB or B categories by Standard & Poor's, or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.


The fund can make foreign investments, but we don't expect them to be over 20 percent of the fund's assets. The fund can have up to 15 percent of its assets in illiquid securities. The fund can also invest in U.S. Treasury and Agency securities or other short-term instruments when other suitable investment opportunities aren't available, or when we want to build the portfolio's liquidity.

The premise of the High-Yield Bond Fund is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:



                                        TIAA-CREF Mutual Funds PROSPECTUS / 35 /

o Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations

o Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality

o Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets

Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security's issuer. Under some market conditions, the fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

Teachers Advisors, the fund's investment advisor, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (TIAA). While the fund believes that such sharing of information provides benefits to the fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.


SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on pages 3 and 23. In addition, the fund is subject to interest rate risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. An investment in this fund is much riskier than an investment in bond funds that don't invest primarily in lower-rated debt securities.


Issuers of "junk" bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value.

Current income risk can also be significant for this fund.

THE TAX-EXEMPT BOND FUND


The TAX-EXEMPT BOND FUND seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the fund invests at least 80 percent of its net assets in tax-exempt bonds, a type of municipal security,


/ 36 / PROSPECTUS TIAA-CREF Mutual Funds the interest on which is exempt from federal income tax, including federal alternative minimum tax. The fund may invest in other municipal securities including other bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).


We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works. Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

The fund can invest up to 20 percent of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private, for-profit organizations. The interest on these securities (including the fund's distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

The fund can also invest in municipal bonds secured by mortgages on single family homes and multi-family projects. The fund's investment in these securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected, causing the fund to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

All of the fund's assets are dollar-denominated securities. The fund may invest up to 20 percent of assets in unrated instruments and in lower-rated, higher-yielding securities, such as "junk" bonds.


SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on pages 3 and 23. The fund also is subject to current income volatility and the related risk that falling interest rates will cause the fund's income to fall as it invests assets at progressively lower rates. As with most income funds, the



                                        TIAA-CREF Mutual Funds PROSPECTUS / 37 /
fund is subject to "call" risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (i.e., retire) a high yielding obligation before its maturity date.


This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities.

Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate funds to enable it to make lease payments.

This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.

ADDITIONAL INVESTMENT STRATEGIES FOR THE BOND FUNDS


In addition to the principal investment strategies for the bond funds listed above, the bond funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.


The bond funds may use a trading technique called "mortgage rolls", in which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The bond funds may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance a fund's returns, but they do increase the fund's portfolio turnover rate. However, we don't expect these techniques to significantly raise a fund's capital gains. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the fund's expenses.

The bond funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds.


/ 38 / PROSPECTUS TIAA-CREF Mutual Funds

Each bond fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the fixed income funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The bond funds can also invest in recently developed financial instruments, such as swaps and options on swaps ("swaptions"), so long as these are consistent with a fund's investment objective and restrictions.

THE MONEY MARKET FUND

The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

The fund will invest primarily in:

     (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

     (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

     (3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

     (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

     (5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

     (6) Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

     (7) Asset-backed securities issued by domestic corporations or trusts;


                                        TIAA-CREF Mutual Funds PROSPECTUS / 39 /

     (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

     (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities,"--that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.


SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is current income risk--that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to the general risks described above on pages 3 and 23.


TIAA-CREF MUTUAL FUNDS' MANAGEMENT

Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds, under the supervision of the Funds' Board of Trustees (the Board). Teachers Advisors is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). It is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.


Teachers Advisors' duties include conducting research, recommending investments and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers and transfer agents.


Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of
0.49 percent, 0.45 percent, 0.43 percent, 0.26 percent, 0.27 percent, 0.30 percent, 0.30 percent, 0.34 percent, 0.30 percent and 0.29 percent of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Equity Index Fund, the Social Choice Equity Fund, the

/ 40 / PROSPECTUS TIAA-CREF Mutual Funds

Bond PLUS Fund, the Short-Term Bond Fund, the High-Yield Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund.

Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund's investments.

CALCULATING SHARE PRICE

We determine the net asset value (NAV) per share, or share price, of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund's NAV by dividing the value of the fund's assets, less its liabilities, by the number of outstanding shares of that fund.

For all funds except the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds' Board of Trustees. Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund's net asset value is calculated.

To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine the NAV per share of the underlying funds.


                                        TIAA-CREF Mutual Funds PROSPECTUS / 41 /

DIVIDENDS AND DISTRIBUTIONS

Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:

FUND                                                               DIVIDEND PAID
--------------------------------------------------------------------------------
The International Equity Fund                                           Annually

The Growth Equity Fund                                                  Annually

The Growth & Income Fund                                               Quarterly

The Managed Allocation Fund                                            Quarterly

The Equity Index Fund                                                   Annually

The Social Choice Equity Fund                                           Annually

The Bond PLUS Fund                                                       Monthly

The High-Yield Bond Fund                                                 Monthly

The Short-Term Bond Fund                                                 Monthly

The Tax-Exempt Bond Fund                                                 Monthly

The Money Market Fund                                                    Monthly
--------------------------------------------------------------------------------

Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from all funds that have them once a year.

You can elect from among the following distribution options:

     1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

     2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

     3. INCOME-EARNED OPTION. We'll automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

     4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long term capital gain distribution.

     5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.


We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That


/ 42 / PROSPECTUS TIAA-CREF Mutual Funds means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

TAXES

As with any investment, you should consider how your investment in any fund will be taxed. However, the information about taxes in this prospectus is general. It won't apply to you if you are investing through a tax-deferred account such as an IRA. Consult your tax advisor if you need more information.

TAXES ON DISTRIBUTIONS. Unless you are tax-exempt or hold fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.


For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each fund. Long-term capital gain distributions are taxed at a maximum rate of 20 percent to all individual investors (or at 10 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the fund held the securities the sale of which led to the gain.

SPECIAL CONSIDERATIONS FOR TAX-EXEMPT BOND FUND SHAREHOLDERS. The Tax-Exempt Bond Fund expects to distribute "exempt-interest dividends." These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund's net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains, market discount and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.


If you borrow money to purchase or hold Tax-Exempt Bond Fund shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

Some of the exempt-interest dividends that the Tax-Exempt Bond Fund pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.

If you hold shares in the Tax-Exempt Bond Fund for six months or less, and you sell or exchange them for a loss, you can't claim the full amount of the loss for federal income tax purposes if you have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.


                                        TIAA-CREF Mutual Funds PROSPECTUS / 43 /

TAXES ON SALES OR REDEMPTIONS. When you sell shares in a fund (including exchanges to other funds) you will usually have a capital gain or loss equal to the difference between your adjusted cost basis in the shares and the cash (or fair market value of other property) you receive from the sale.

Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

BACKUP WITHHOLDING. If you provide us with the wrong taxpayer identification number, or fail to certify that the number is correct, we are required to withhold 30 percent of the taxable distributions and redemption proceeds from your account during 2003. This amount decreases to 29 percent for amounts paid during 2004 and 2005. We also may be required to begin backup withholding, if the IRS instructs us to do so.

"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 per share dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 per share dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit or deduction for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.


SPECIAL CONSIDERATIONS FOR CORPORATE/INSTITUTIONAL ACCOUNTS. If you are a corporate investor, some of the dividends from net investment income paid by the Managed Allocation Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund usually will qualify for the corporate dividends-received deduction. How much of those dividends qualifies depends on how much qualifying dividend income each fund receives from U.S. sources. Corporate investors seeking to claim this deduction may have to satisfy certain holding period and debt financing restrictions. We expect that little or none of the distributions paid by the other TIAA-CREF Mutual Funds portfolios will qualify for the corporate dividends-received deduction.



/ 44 / PROSPECTUS TIAA-CREF Mutual Funds

YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

TYPES OF ACCOUNTS


o Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see pages 52-53 for more details).


o Trust accounts (other than foreign trust accounts).

o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA). o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

o Coverdell Education Savings Accounts ("Coverdell" accounts, formerly Education
  IRAs). This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

o Corporate/institutional accounts.


We will only accept accounts with a U.S. address of record. We will not accept a P.O. Box as the address of record. We will not accept accounts with a foreign address of record.

For more information about opening a corporate/institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

The minimum initial investment is $2,500 per fund for all fund-accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per fund-account. You can also establish an Automatic Investment Plan
(AIP) where the minimum initial and subsequent investment per fund-account is $50, with each contribution to be invested no less frequently than monthly. We reserve the right to deduct a $25 low balance fee for any unique fund-account registration that ceases AIP contributions before reaching a minimum account balance of $1,500 (see page 52). Before imposing any such fee we will provide you with 60 days advance written notice.

Subsequent investments per fund for all account types is at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier's checks, cash or starter checks. We consider all requests for purchases, checks, and other forms of payments to be received when they are received in "good order". (See page 51.) We won't accept



                                        TIAA-CREF Mutual Funds PROSPECTUS / 45 /
third party checks. Any checks for investment must be payable to TIAA-CREF Mutual Funds. We cannot accept checks made out to you or other parties and signed over to us.

TO OPEN AN ACCOUNT ON-LINE: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA and Roth IRA account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.


TO OPEN AN ACCOUNT BY MAIL: Send your check, made payable to TIAA-CREF Mutual Funds, and/or application to:

First Class Mail:        The TIAA-CREF Mutual Funds
                         c/o Boston Financial
                         Data Services
                         P.O. Box 8009
                         Boston, MA 02266-8009

Overnight Mail:          The TIAA-CREF Mutual Funds
                         c/o Boston Financial
                         Data Services
                         66 Brooks Drive
                         Braintree, MA 02184-3839

TO OPEN AN ACCOUNT BY WIRE: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

         State Street Bank
         ABA Number 011000028
         DDA Number 99052771

Specify on the wire:

o The TIAA-CREF Mutual Funds

o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number

o Indicate if this is for a new or existing account (provide fund account number if existing)

o The fund or funds in which you want to invest, and amount per fund to be invested

You can purchase additional shares in any of the following ways:

BY MAIL: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.


/ 46 /PROSPECTUS TIAA-CREF Mutual Funds

BY AUTOMATIC INVESTMENT PLAN: You can make subsequent investments automatically by electing this service on your initial application or later upon request.

By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or savings account investment slip. It will take us about 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be for at least $50 per fund.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

BY TELEPHONE: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.


All shareholders automatically have the right to buy shares by telephone, provided bank account information and a voided check was provided at the time the account was established. If you don't want the telephone purchase option, you can indicate this on the application. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from our website.


OVER THE INTERNET: With TIAA-CREF's Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF's Web Center can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

Before you can use TIAA-CREF's Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF's Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF's Web Center are recorded electronically. Once made, your transactions cannot be modified or cancelled.

BY WIRE: To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

POINTS TO REMEMBER FOR ALL PURCHASES:

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other


                                        TIAA-CREF Mutual Funds PROSPECTUS / 47 /
  financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.


o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $25 fee for all returned items, including checks and electronic funds transfers.


HOW TO REDEEM SHARES

You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.


Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page 51). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a signature guarantee for each accountholder (see page 52). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below.


We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You can redeem shares in any of the following ways:


BY MAIL: Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees of each owner on the account (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

BY TELEPHONE: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled. If you wish to redeem an amount over $50,000, please follow the instructions under "By Mail" above.



/ 48 / PROSPECTUS TIAA-CREF Mutual Funds

All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account.

Telephone redemptions are not available for IRA accounts.

BY CHECK: If you've elected the Money Market Fund's check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request. Checks are issued 10 days after the check writing privilege has been added to the account.


For joint accounts, we require only the signature of any one owner on a check. You can write up to 24 checks per year, as long as each check is for at least $250. Checks written for less than $250 will not be honored. We reserve the right to charge a $25 fee if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after your check or automatic investment plan payment to purchase Money Market Fund shares is received if your Money Market Fund Account does not otherwise have a sufficient balance to support the redemption check.


BY SYSTEMATIC REDEMPTION PLAN: You can elect this feature only from funds with balances of at least $5,000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN REDEEMING:

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.


                                        TIAA-CREF Mutual Funds PROSPECTUS / 49 /

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee for each owner exactly as registered on the account.


o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

HOW TO EXCHANGE SHARES

You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $50. An exchange to a new fund must meet the account minimums as stated by account type above (i.e., $2,500 per fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per fund.)

Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and Social Security or Tax Identification Number. You can make exchanges in any of the following ways:

BY MAIL: Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.


BY TELEPHONE: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled. If you originally elected not to receive this privilege on your new account application, you may complete an Account Services Form to add this privilege to your account.

OVER THE INTERNET: You can exchange shares using TIAA-CREF's Web Center, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org, if you have applied for web access (see page 47). Once made, your transaction cannot be modified or canceled.


BY SYSTEMATIC EXCHANGE: You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $50, and an exchange to a new fund must meet the account minimums as stated by account type above (i.e., $2,500 per fund for all accounts, including Custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per fund.)


/ 50 / PROSPECTUS TIAA-CREF Mutual Funds

If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN EXCHANGING:

o Make sure you understand the investment objective of the fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any fund except the International Equity Fund and the High-Yield Bond Fund. For those funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one fund and purchase of another fund would count as one exchange for each fund. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.

o An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION:


CUSTOMER COMPLAINTS. Customer complaints may be directed to TIAA-CREF Mutual Funds, 730 Third Ave., New York, NY 10017-3206, Mail Stop 485/29/41, telephone 800-223-1200.


GOOD ORDER. Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.


SHARE PRICE. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after the fund's transfer agent, Boston Financial Data Services (BFDS) receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary receives the order. If this occurs before the New York Stock Exchange closes (usually 4:00 p.m., Eastern Time) your price will be the NAV per share for that day. If it's after the New York Stock Exchange closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another



                                        TIAA-CREF Mutual Funds PROSPECTUS / 51 /
institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.


LOW BALANCE FEE. For each unique fund-account registration below $1,500, we assess an annual low balance fee of $25.00. This fee will be assessed and charged on or around November 15, 2003, and at the end of every twelve month period thereafter. We will waive the low balance fee if you have $50,000 or more invested with us. For the purpose of determining this $50,000, we include any amount that you have invested in a TIAA-CREF mutual fund or annuity contract. We will also waive the low balance fee if you have established a monthly AIP of at least $100 a month. However, to be eligible for this exclusion, the $100 AIP must be invested in a SINGLE unique fund-account registration. Aggregating smaller AIPs (i.e. $25 or $50) from multiple fund-account registrations will NOT be considered for exclusion from the low-balance fee, even if the total number of the multiple AIP contributions meet or exceed $100 per month.

MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if the value of that account drops below $500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

TAX IDENTIFICATION NUMBER. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, your account application will be rejected and returned to you.

CHANGING YOUR ADDRESS. To change the address on your account, please call us or send us a written notification.


SIGNATURE GUARANTEE. For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

TRANSFERRING SHARES. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

TRANSFER ON DEATH. If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death
(TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all


/ 52 / PROSPECTUS TIAA-CREF Mutual Funds shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.

TELEPHONE AND TIAA-CREF WEB CENTER TRANSACTIONS. The funds aren't liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF's Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.

LIMITATIONS. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an account owner's ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

ADVICE ABOUT YOUR ACCOUNT. Representatives of Teachers Personal Investors Services, Inc. (TPIS) may recommend that you buy fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the funds' financial performance for the past five fiscal periods. (The Equity Index Fund, Social Choice Equity Fund, Short-Term Bond Fund, High-Yield Bond Fund and Tax-Exempt Bond Fund began operations on March 1, 2000.) Certain information reflects financial results for a single share of a fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report, which contains additional information about the funds. It is available without charge upon request.



                                        TIAA-CREF Mutual Funds PROSPECTUS / 53 /

                                                                              INTERNATIONAL
                                                                               EQUITY FUND
-------------------------------------------------------------------------------------------------------------



                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,     DEC. 31,
                                             2002          2001          2000          1999         1998
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period        $8.07        $10.75        $16.08        $10.54        $8.92
-------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                        0.11(a)       0.09          0.08          0.11         0.09

Net realized and unrealized gain (loss)
  on investments                            (1.38)        (2.70)        (3.32)         5.77         1.63
-------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                                (1.27)        (2.61)        (3.24)         5.88         1.72
-------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                       (0.12)        (0.07)        (0.08)        (0.11)       (0.08)

In excess of net investment income             --            --         (0.01)           --        (0.02)

Net realized gains                             --            --         (2.00)        (0.23)          --
-------------------------------------------------------------------------------------------------------------
  Total distributions                       (0.12)        (0.07)        (2.09)        (0.34)       (0.10)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $6.68         $8.07        $10.75        $16.08       $10.54
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                             (15.73)%      (24.29)%      (19.99)%        55.83%       19.27%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
  (in thousands)                         $218,794      $259,492      $270,431      $255,819     $118,555

Ratio of expenses to average net assets
  before expense waiver                     0.88%         0.99%         0.99%         0.99%        0.99%

Ratio of expenses to average net assets
  after expense waiver                      0.49%         0.49%         0.49%         0.49%        0.49%

Ratio of net investment income to
  average net assets                        1.47%         1.10%         0.49%         1.03%        1.23%

Portfolio turnover rate                    77.61%       113.03%       138.33%        74.16%       27.20%
-------------------------------------------------------------------------------------------------------------

(a) Based on average shares outstanding.



/ 54 / PROSPECTUS TIAA-CREF Mutual Funds

                                                                                 GROWTH
                                                                               EQUITY FUND
--------------------------------------------------------------------------------------------------------



                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                            DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,
                                                2002         2001         2000         1999        1998
--------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period           $9.85       $12.87       $17.19       $13.65      $10.12
--------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                           0.03(a)      0.02          --          0.02        0.03

Net realized and unrealized gain (loss)
  on investments                               (3.00)       (2.98)      (3.47)         4.47        3.61
--------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                                   (2.97)       (2.96)      (3.47)         4.49        3.64
--------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                          (0.04)          --          --         (0.02)      (0.03)

In excess of net investment income                --           --          --            --          --

Net realized gains                                --        (0.06)      (0.85)        (0.93)      (0.08)
--------------------------------------------------------------------------------------------------------
  Total distributions                          (0.04)       (0.06)      (0.85)        (0.95)      (0.11)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $6.84        $9.85      $12.87        $17.19      $13.65
--------------------------------------------------------------------------------------------------------
TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
                                            (30.12)%     (23.02)%    (20.29)%        33.00%      35.97%
Net assets at end of period
  (in thousands)

Ratio of expenses to average net assets
  before expense waiver                     $421,906     $653,169    $785,761      $696,272    $296,362

Ratio of expenses to average net assets        0.85%        0.95%       0.95%         0.95%       0.95%
  after expense waiver
                                               0.45%        0.45%       0.45%         0.45%       0.45%
Ratio of net investment income to
  average net assets                           0.40%        0.15%       0.00%         0.16%       0.37%

Portfolio turnover rate                       49.53%       38.39%      42.07%        69.56%      49.91%
--------------------------------------------------------------------------------------------------------

                                                                TIAA-CREF Mutual Funds PROSPECTUS / 55 /

                                                                                   GROWTH &
                                                                                INCOME FUND
------------------------------------------------------------------------------------------------------------------



                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,     DEC. 31,
                                             2002          2001          2000          1999         1998
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period        $12.07       $14.05        $15.93        $13.33        $10.32
------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                         0.10(a)      0.10          0.11          0.11          0.10

Net realized and unrealized gain
  (loss) on investments                      (2.98)       (1.98)        (1.27)         3.13          3.04
------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                                 (2.88)       (1.88)        (1.16)         3.24          3.14
------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                        (0.10)       (0.10)        (0.11)        (0.11)        (0.10)

Net realized gains                              --           --         (0.61)        (0.53)        (0.03)
------------------------------------------------------------------------------------------------------------------
  Total distributions                        (0.10)       (0.10)        (0.72)        (0.64)        (0.13)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $9.09       $12.07        $14.05        $15.93        $13.33
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              (23.86)%     (13.37)%       (7.33)%        24.46%        30.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
  (in thousands)                          $496,843     $637,632      $665,956      $541,718      $232,625

Ratio of expenses to average net assets
  before expense waiver                      0.82%        0.93%         0.93%         0.93%         0.93%

Ratio of expenses to average net assets
  after expense waiver                       0.43%        0.43%         0.43%         0.43%         0.43%

Ratio of net investment income to
  average net assets                         0.99%        0.84%         0.72%         0.82%         0.97%

Portfolio turnover rate                    112.13%       70.41%        21.41%        39.35%        71.49%
------------------------------------------------------------------------------------------------------------------

(a) Based on average shares outstanding.


/ 56 / PROSPECTUS TIAA-CREF Mutual Funds

                                                                           MANAGED
                                                                       ALLOCATION FUND
--------------------------------------------------------------------------------------------------------



                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                            DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,
                                                2002         2001         2000         1999        1998
--------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period           $10.50      $12.20       $13.59       $11.79      $10.01
--------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                            0.26(a)     0.37         0.37         0.38        0.34

Net realized and unrealized gain
  (loss) on investments                         (1.52)      (1.41)       (1.03)        1.85        1.76
--------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                                    (1.26)      (1.04)       (0.66)        2.23        2.10
--------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                           (0.34)      (0.28)       (0.37)       (0.38)      (0.32)

Net realized gains                              (0.03)      (0.38)       (0.36)       (0.05)         --
--------------------------------------------------------------------------------------------------------
  Total distributions                           (0.37)      (0.66)       (0.73)       (0.43)      (0.32)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.87      $10.50       $12.20       $13.59      $11.79
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 (12.09)%     (8.52)%      (4.99)%       19.20%      21.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
  (in thousands)                             $287,473    $319,244     $330,814     $244,372    $162,867

Ratio of expenses to average net assets
  before expense waiver                         0.00%       0.00%        0.00%        0.00%       0.00%

Ratio of expenses to average net assets
  after expense waiver                          0.00%       0.00%        0.00%        0.00%       0.00%

Ratio of net investment income to
  average net assets                            2.68%       3.34%        2.87%        2.70%       2.80%

Portfolio turnover rate                        11.93%       2.97%        0.71%        3.90%       4.78%
--------------------------------------------------------------------------------------------------------

                                                                TIAA-CREF Mutual Funds PROSPECTUS / 57 /

                                                                                    BOND
                                                                                  PLUS FUND
------------------------------------------------------------------------------------------------------------------



                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                           DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,     DEC. 31,
                                               2002          2001          2000          1999         1998
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period         $10.18        $10.09         $9.63        $10.30       $10.09
------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                           0.53(a)      0.59          0.62          0.56         0.56

Net realized and unrealized gain (loss)
  on investments                                0.51         0.22          0.46         (0.66)        0.32
------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                                    1.04         0.81          1.08         (0.10)        0.88
------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                          (0.52)       (0.59)        (0.62)        (0.56)       (0.56)

In excess of net investment income                --           --            --         (0.01)          --

Net realized gains                             (0.18)       (0.13)           --            --        (0.11)
------------------------------------------------------------------------------------------------------------------
  Total distributions                          (0.70)       (0.72)        (0.62)        (0.57)       (0.67)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.52       $10.18        $10.09         $9.63       $10.30
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  10.50%        8.14%        11.68%       (1.01)%        8.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
  (in thousands)                            $370,654     $284,865      $232,617      $204,346     $155,034

Ratio of expenses to average net assets
  before expense waiver                        0.67%        0.80%         0.80%         0.80%        0.80%

Ratio of expenses to average net assets
  after expense waiver                         0.30%        0.30%         0.30%         0.30%        0.30%

Ratio of net investment income to
  average net assets                           5.10%        5.72%         6.41%         5.75%        5.66%

Portfolio turnover rate                      243.70%      233.89%       313.29%(b)    652.82%      531.92%
------------------------------------------------------------------------------------------------------------------

(a) Based on average shares outstanding.
(b) During 2000, the Bond Plus Fund began structuring dollar roll transactions as financing transactions. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000 would have been 472.03%.



/ 58 / PROSPECTUS TIAA-CREF Mutual Funds

                                                                              MONEY
                                                                           MARKET FUND
---------------------------------------------------------------------------------------------------------



                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                             DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,
                                                 2002         2001         2000         1999        1998
---------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period            $1.00       $1.00        $1.00        $1.00       $1.00
---------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                            0.02(a)     0.04         0.06         0.05        0.05

Net realized and unrealized gain (loss)
  on investments                                   --          --           --           --          --
---------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                                     0.02        0.04         0.06         0.05        0.05
---------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                           (0.02)      (0.04)       (0.06)       (0.05)      (0.05)

In excess of net investment income                 --          --           --           --          --

Net realized gains                                 --          --           --           --          --
---------------------------------------------------------------------------------------------------------
  Total distributions                           (0.02)      (0.04)       (0.06)       (0.05)      (0.05)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $1.00       $1.00        $1.00        $1.00       $1.00
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    1.64%       4.08%        6.33%        5.05%       5.45%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
  (in thousands)                             $696,452    $760,268     $612,046     $394,965    $225,187

Ratio of expenses to average net assets
  before expense waiver                         0.67%       0.79%        0.79%        0.79%       0.79%

Ratio of expenses to average net assets
  after expense waiver                          0.29%       0.29%        0.29%        0.29%       0.29%

Ratio of net investment income to
  average net assets                            1.62%       3.94%        6.18%        4.97%       5.28%

Portfolio turnover rate                           n/a         n/a          n/a          n/a         n/a
---------------------------------------------------------------------------------------------------------

                                                                 TIAA-CREF Mutual Funds PROSPECTUS / 59 /

                                                              TAX-EXEMPT
                                                               BOND FUND
------------------------------------------------------------------------------------------------
                                                                            MARCH 1, 2000
                                                                            (COMMENCEMENT
                                               YEAR ENDED     YEAR ENDED   OF OPERATIONS)
                                                 DEC. 31,       DEC. 31,      TO DEC. 31,
                                                     2002           2001          2000(a)
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period               $10.38         $10.46        $10.00
------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                                0.44(b)        0.47          0.42

Net realized and unrealized gain (loss)
  on investments                                     0.65           0.04          0.50
------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations         1.09           0.51          0.92
------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                               (0.43)         (0.47)        (0.42)

Net realized gains                                  (0.12)         (0.12)        (0.04)
------------------------------------------------------------------------------------------------
  Total distributions                               (0.55)         (0.59)        (0.46)
------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.92         $10.38        $10.46
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.70%          5.00%         9.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)       $146,496        $73,674       $38,928

Ratio of expenses to average net assets
  before expense waiver                             0.64%          0.80%         0.67%

Ratio of expenses to average net assets
  after expense waiver                              0.30%          0.30%         0.25%

Ratio of net investment income to
  average net assets                                4.06%          4.48%         4.27%

Portfolio turnover rate                           264.02%        298.08%       136.41%
------------------------------------------------------------------------------------------------

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.



/ 60 / PROSPECTUS TIAA-CREF Mutual Funds

                                                               HIGH-YIELD                                 SHORT-TERM
                                                                BOND FUND                                  BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                             MARCH 1, 2000                             MARCH 1, 2000
                                                                             (COMMENCEMENT                             (COMMENCEMENT
                                                 YEAR ENDED    YEAR ENDED   OF OPERATIONS)   YEAR ENDED   YEAR ENDED  OF OPERATIONS)
                                                   DEC. 31,      DEC. 31,      TO DEC. 31,     DEC. 31,     DEC. 31,     TO DEC. 31,
                                                       2002          2001          2000(a)         2002         2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                  $8.94         $9.41           $10.00       $10.48       $10.23         $10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                                  0.78(b)       0.93             0.78         0.46(b)      0.57           0.54

Net realized and unrealized gain (loss)
  on investments                                      (0.75)        (0.47)           (0.59)        0.33         0.34           0.29
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations           0.03          0.46             0.19         0.79         0.91           0.83
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                 (0.77)        (0.93)           (0.78)       (0.45)       (0.57)         (0.54)

In excess of net investment income                       --            --               --           --           --          (0.01)

Net realized gains                                       --            --               --        (0.06)       (0.09)         (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                 (0.77)        (0.93)           (0.78)       (0.51)       (0.66)         (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.20         $8.94            $9.41       $10.76       $10.48         $10.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          0.46%         4.89%            1.91%        7.81%        9.10%          8.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)         $103,939       $92,217          $63,897     $149,001      $61,314        $29,839

Ratio of expenses to average net assets
  before expense waiver                               0.72%         0.84%            0.70%        0.63%        0.80%          0.67%

Ratio of expenses to average net assets
  after expense waiver                                0.34%         0.34%            0.29%        0.30%        0.30%          0.25%

Ratio of net investment income to
  average net assets                                  9.17%         9.97%            8.05%        4.32%        5.36%          5.45%

Portfolio turnover rate                              74.43%        75.44%           36.99%      157.26%      132.21%        387.42%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            TIAA-CREF Mutual Funds PROSPECTUS / 61 /

                                                           SOCIAL CHOICE
                                                            EQUITY FUND
------------------------------------------------------------------------------------------
                                                                      MARCH 1, 2000
                                                                      (COMMENCEMENT

                                               YEAR ENDED     YEAR ENDED   OF OPERATIONS)
                                                 DEC. 31,       DEC. 31,      TO DEC. 31,
                                                     2002           2001          2000(a)
------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                $8.28          $9.57           $10.00
------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                                0.10(b)        0.07             0.08

Net realized and unrealized gain (loss)
  on investments                                    (1.82)         (1.29)           (0.39)
------------------------------------------------------------------------------------------
Total gain (loss) from investment operations        (1.72)         (1.22)           (0.31)
------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                               (0.09)         (0.06)           (0.08)

Net realized gains                                     --          (0.01)           (0.04)
------------------------------------------------------------------------------------------
  Total distributions                               (0.09)         (0.07)           (0.12)
------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.47          $8.28            $9.57
------------------------------------------------------------------------------------------
TOTAL RETURN                                     (20.71)%       (12.75)%          (3.14)%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)        $67,731        $65,793          $38,812

Ratio of expenses to average net assets
  before expense waiver                             0.65%          0.77%            0.65%

Ratio of expenses to average net assets
  after expense waiver                              0.27%          0.27%            0.23%

Ratio of net investment income to average
  net assets                                        1.33%          1.09%            0.88%

Portfolio turnover rate                            29.15%          5.96%            2.34%
------------------------------------------------------------------------------------------

(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.



/ 62 / PROSPECTUS TIAA-CREF Mutual Funds

                                                               EQUITY
                                                             INDEX FUND
----------------------------------------------------------------------------------------------
                                                                                 MARCH 1, 2000
                                                                                 (COMMENCEMENT
                                                   YEAR ENDED     YEAR ENDED    OF OPERATIONS)
                                                     DEC. 31,       DEC. 31,       TO DEC. 31,
                                                         2002           2001           2000(a)
----------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                    $8.05         $9.19             $10.00
----------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

Net investment income                                    0.10(b)       0.07               0.08

Net realized and unrealized gain (loss)
  on investments                                        (1.83)        (1.14)             (0.81)
----------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            (1.73)        (1.07)             (0.73)
----------------------------------------------------------------------------------------------
Less distributions from:

Net investment income                                   (0.09)        (0.06)             (0.08)

Net realized gains                                         --         (0.01)                --
----------------------------------------------------------------------------------------------
  Total distributions                                   (0.09)        (0.07)             (0.08)
----------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.23         $8.05              $9.19
----------------------------------------------------------------------------------------------
TOTAL RETURN                                         (21.52)%      (11.62)%            (7.32)%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in thousands)           $139,872       $97,686            $67,367

Ratio of expenses to average net assets
  before expense waiver                                 0.63%         0.76%              0.64%

Ratio of expenses to average net assets
  after expense waiver                                  0.26%         0.26%              0.22%

Ratio of net investment income to average
  net assets                                            1.40%         1.12%              0.87%

Portfolio turnover rate                                 4.41%         6.06%              5.70%
----------------------------------------------------------------------------------------------


                                        TIAA-CREF Mutual Funds PROSPECTUS / 63 /

FOR MORE INFORMATION ABOUT TIAA-CREF MUTUAL FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended December 31, 2002 contains a discussion of the market conditions and investment strategies that significantly affected each fund's existing performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

By telephone:
   Call 800 223-1200


In writing:
   TIAA-CREF Mutual Funds
   c/o Boston Financial Data Services
   P.O. Box 8009
   Boston, MA 02266-8009


Over the Internet:
   www.tiaa-cref.org


Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (202 942-8090) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov or by e-mail to publicinfo@sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call or write us.

                                                                 811-08055
                                                                 TCMFPROS-05/03

                                  STATEMENT OF

                             ADDITIONAL INFORMATION

                             ======================




                                    TIAA-CREF

                                  MUTUAL FUNDS

This Statement of Additional Information (SAI) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the funds' prospectus dated May 1, 2003 (the Prospectus), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o Boston Financial Data Services, P.O. Box 9081, Boston, MA 02266 or by calling 800 223-1200. Terms used in the Prospectus are incorporated in this SAI. The audited financial statements of the Funds are incorporated herein by reference to the Funds' annual report for the year ended December 31, 2002 which has been filed with the Securities and Exchange Commission.


The date of this SAI is May 1, 2003.







                                  MUTUAL FUNDS
         Managing money for people with other things to think about.(SM)


                                     [LOGO]
                                   TIAA CREF

TABLE OF CONTENTS

Item                                                                        Page
--------------------------------------------------------------------------------

Investment Objectives, Policies, And Restrictions ........................   B-3

     Fundamental Policies ................................................   B-3

     Investment Policies And Risk Considerations .........................   B-4


Management of the TIAA-CREF Mutual Funds..................................  B-18

     TIAA-CREF Mutual Funds Trustees And Officers ........................  B-18

     Equity Ownership Of TIAA-CREF Mutual Funds Trustees .................  B-22

     Trustee Compensation ................................................  B-22

     Board Committees ....................................................  B-23

     Responsibility of the Board..........................................  B-23

Principal Holders Of Securities ..........................................  B-24

Investment Advisory And Other Services ...................................  B-24

About The TIAA-CREF Mutual Funds And The Shares ..........................  B-25

     Indemnification Of Shareholders .....................................  B-25

     Indemnification Of Trustees .........................................  B-26

     Limitation Of Fund Liability ........................................  B-26

     Shareholder Meetings And Voting Rights ..............................  B-26

     Additional Portfolios ...............................................  B-26

     Dividends And Distributions .........................................  B-26

Pricing Of Shares ........................................................  B-26

     Investments For Which Market Quotations Are Readily Available .......  B-26

     Foreign Investments .................................................  B-26

     Debt Securities .....................................................  B-26

     Special Valuation Procedures For The Money Market Fund ..............  B-27

     Options And Futures .................................................  B-27

     Investments For Which Market Quotations Are Not Readily Available ...  B-27

Tax Status ...............................................................  B-27

Brokerage Allocation .....................................................  B-30

Underwriters .............................................................  B-32

Calculation Of Performance Data ..........................................  B-32

     Total Return Calculations ...........................................  B-32

     Yield Calculations ..................................................  B-34

     All Funds Other Than The Money Market Fund ..........................  B-34

     Yield Information For The Money Market Fund .........................  B-35

     Total Return ........................................................  B-35

     Performance Comparisons .............................................  B-36

     Illustrating Compounding ............................................  B-36

     Net Asset Value .....................................................  B-36

     Moving Averages .....................................................  B-36

Voting Rights ............................................................  B-37

Legal Matters ............................................................  B-37

Experts ..................................................................  B-37

Additional Considerations ................................................  B-37

Financial Statements .....................................................  B-37

INVESTMENT OBJECTIVES, POLICIES,
AND RESTRICTIONS

The following information is intended to supplement the descriptions of the investment objective of each of the eleven investment funds in the TIAA-CREF Mutual Funds' Prospectus. Under the Investment Company Act of 1940 (the 1940
Act), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that fund. However, the funds' investment objectives, policies and strategies described in the prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, may be changed by the TIAA-CREF Mutual Funds' Board of Trustees at any time. Each investment fund other than the Managed Allocation Fund will operate as a "diversified company" within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

 1. The fund will not issue senior securities except as SEC regulations permit;

 2. The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent of that fund's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

 3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

 4.   The fund will not purchase real estate or mortgages directly;

 5. The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

 6. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following is a fundamental policy of each fund other than the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund (the "2000 Funds"):

 7. The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3 percent of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100 percent of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased.

The following is a fundamental policy of the 2000 Funds:

 8. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

 9. The fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

 10. The fund will not invest in an industry if after giving effect to that investment that fund's holding in that industry would exceed 25 percent of its total assets.

The following restriction is a fundamental policy of the Money Market Fund:

 11. The fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.

The following restrictions are fundamental policies of the Managed Allocation
Fund:

 12. The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.

 13. The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100 percent of its assets in securities issued by mutual funds and other investment companies.

The following restriction is a fundamental policy of the Tax-Exempt Bond Fund:

 14. The fund may invest more than 25 percent of its assets in tax-exempt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by a state or local government or a political subdivision of any of the foregoing; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.


15. Under normal market conditions, the fund will invest at least 80 percent of its net assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.


The following restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund. No fund other than the Managed Allocation Fund will:

 1. Invest more than 5 percent of its assets in the securities of any single investment company or more than 10 percent of its assets in the securities of other investment companies in the aggregate; or

 2. Hold more than 3 percent of the total outstanding voting stock of any single investment company.

INVESTMENT POLICIES AND RISK CONSIDERATIONS


NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. These investments will be similar to those in the first segment of the Bond PLUS Fund. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (see Prospectus, pages 39 and 40), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else don't meet the requirements for "First Tier Securities" (see Prospectus, page 40).

When market conditions warrant, the equity funds can invest directly in debt securities similar to those in the first segment of the Bond PLUS Fund (see Prospectus, pages 33 and 34). The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.


EQUITY-TYPE INVESTMENTS OF THE FIXED INCOME FUNDS. The fixed income funds can invest in debentures with detachable warrants and common stock received upon exercise of such warrants, upon conversion of convertible debentures, or otherwise in exchange for securities already held by a fund.

BORROWING AND LENDING AMONG AFFILIATES. A number of TIAA-CREF Mutual Funds participate in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain Accounts or Funds of the College Retirement Equities Fund, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Teachers Advisors, Inc. ("Advisors"), the investment adviser for the TIAA-CREF Mutual Funds, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.

If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

FEDERALLY TAXABLE SECURITIES. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in federally tax-exempt securities. However, we may invest on a temporary basis in securities that are federally taxable. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.

ILLIQUID SECURITIES. Each fund can invest up to 15 percent of its assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

LOWER-QUALITY MUNICIPAL SECURITIES. Because the market for certain municipal securities is thin, we may encounter difficulties in disposing of lower-quality securities. At our option, we may pursue litigation or other remedies in order to protect the fund's interests.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

PREFERRED STOCK. The funds can invest in preferred stock consistent with their investment objectives.

OPTIONS AND FUTURES. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

Option-related activities could include: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right, but not the obligation, to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

A fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

INVESTMENT COMPANIES. Each fund other than the Managed Allocation Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of the other funds that are part of the TIAA-CREF Mutual Funds.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."


LENDING OF SECURITIES. Subject to investment restrictions 7(a) and 8 on page B-3 (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

For the Tax-Exempt Bond Fund, income earned during the term of a repurchase agreement may not be tax-exempt.

SWAP TRANSACTIONS. Each fund may, to the extent permitted by the SEC, enter into privately negotiated OswapO transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

To the extent that there is an imperfect correlation between the return a fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments in a fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical rating organization (NRSRO) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as initial criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, other than the Money Market Fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board of Trustees determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT GRADE DEBT SECURITIES. Although securities rated BBB by Standard & Poor's Corporation ("S&P" or "Standard & Poor's") or Baa by Moody's Investors Service, Inc. ("Moody's") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Ba by Moody's are considered medium-grade obligations that have speculative characteristics.

U.S. GOVERNMENT DEBT SECURITIES. Each of the funds may invest in U.S. Government securities. These include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.

CUSTODY RECEIPTS. Each of the funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.


LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Up to 100 percent of the assets of the High-Yield Bond Fund; 20 percent of the assets of the Tax-Exempt Bond Fund, 15 percent of the assets of the Short-Term Bond Fund; 25 percent of the assets of the Bond Plus Fund; and 5 percent of the assets of the International Equity Fund, Growth Equity Fund, Social Choice Equity Fund, and the Equity Index Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Up to 10 percent of the total assets of the High-Yield Bond Fund may be invested in debt instruments that are rated Caa1 or lower. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a fund, have their ratings lowered due to the deterioration of the issuer's financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.


RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the fund's net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a fund. If a call were exercised by the issuer during a period of declining interest rates, the fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund.

A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and TIAA-CREF Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for TIAA-CREF Mutual Funds to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) TIAA-CREF Mutual Fund's Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds, other than the Money Market Fund, may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. These funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. TIAA-CREF Mutual Funds has no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.

ZERO COUPON BONDS. The funds may invest in zero coupon bonds. Zero coupon bonds generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these funds will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent the funds are required to liquidate thinly traded securities, they may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the funds to pay distributions, each of the funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

FLOATING AND VARIABLE RATE INSTRUMENTS. The funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity.

STRUCTURED OR INDEXED SECURITIES. The Bond PLUS Fund, Short-Term Bond Fund, High-Yield Bond Fund, and Tax-Exempt Bond Fund (collectively, the "Bond Funds") may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. The Bond Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations. These are described below. The Bond Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA"), by government-related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan

Mortgage Corporation ("FHLMC"), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers.

The average maturity of pass-through pools of mortgage-related securities in which certain of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-related securities may be classified as private, government or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. Advisors assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES. The Bond Funds may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the GNMA, FHLMC or FNMA. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a fund will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The funds only purchase such securities if a secondary market exists for the securities at the time of purchase.

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES. The Bond Funds may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. The Bond Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including those backed by home equity loans, manufacturing loans, credit card receivables and Certificates for Automobile Receivables ("CARs"). Consistent with each of these Funds' investment objective and policies, these Funds may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE ROLLS. The Bond Funds may enter into mortgage "rolls", also known as dollar "rolls," in which a fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

Advisors is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund will not purchase or otherwise acquire any investment, if as a result, more than 10 percent of its net assets (taken at current value) would be invested in illiquid investments. The other Funds will each not purchase or otherwise acquire any investment, if as a result, more than 15 percent of their net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act") or is exempt from registration under the 1933 Act.

The Funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the TIAA-CREF's Board of Trustees, or by Advisors under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by these funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted for sale in the United States.

MUNICIPAL SECURITIES

The Tax-Exempt Bond Fund invests in "municipal securities". The term "municipal securities" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer's counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer's counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain "private activity" bonds is subject to the federal alternative minimum tax. Interest from private activity bonds will be considered tax-exempt for purposes of the Tax-Exempt Bond Fund's policy of investing so that at least 80 percent of its income distributions is exempt from federal income tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither TIAA-CREF Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer's counsel.

Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Mutual Funds nor Advisors can predict with certainty the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments for investment by a Fund. In addition, neither TIAA-CREF Mutual Funds nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the fund's shareholders adversely, TIAA-CREF Mutual Funds will reevaluate the fund's investment objective and policies and might submit possible changes in the fund's structure to the fund's shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, TIAA-CREF Mutual Funds would treat the security as a permissible taxable money market instrument for the fund within the applicable limits set forth in the Prospectus.

MUNICIPAL INSURANCE. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

MUNICIPAL LEASES. Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board of Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market;
(4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by Advisors to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if Advisors determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases can be both rated and unrated. Rated leases that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which a fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will invest no more than 15 percent of its assets in such leases. In addition, a fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

FLOATING AND VARIABLE RATE DEMAND INSTRUMENTS. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the relevant fund's portfolio.

PARTICIPATION INTERESTS. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's participation interest in the municipal obligation, plus accrued interest. The fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5 percent of the value of its assets in participation interests.

MUNICIPAL OBLIGATION COMPONENTS. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

MUNICIPAL CUSTODY RECEIPTS. The Tax-Exempt Bond Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

CURRENCY TRANSACTIONS AND FOREIGN INVESTMENTS

CURRENCY TRANSACTIONS. The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the fund's investment adviser believes will correlate closely to the currency's price move ments. The funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS. As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country-or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated at understanding and benefitting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; and its own currency, the Euro; and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have signed and adopted the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.


INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

DEPOSITORY RECEIPTS. The equity funds can invest in American, European and Global Depository Receipts (ADRs, EDRs and GDRs). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the secu rity underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

CORPORATE ACTIONS. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.

INDUSTRY CONCENTRATIONS. Because of its investment objective and policies, the Managed Allocation Fund will concentrate more than 25 percent of its assets in the mutual fund industry. However, none of the funds in which the Managed Allocation Fund can invest will concentrate more than 25 percent of its total assets in any one industry.

PORTFOLIO TURNOVER

The transactions engaged in by the Funds are reflected in the Funds' portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds' shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

MANAGEMENT OF THE TIAA-CREF MUTUAL FUNDS

TIAA-CREF MUTUAL FUNDS TRUSTEES AND OFFICERS
The following table includes certain information about the TIAA-CREF Mutual Funds' trustees and officers including positions held with the Funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

DISINTERESTED TRUSTEES


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND
                          POSITION(S) TERM OF OFFICE                                         COMPLEX
                          HELD WITH   AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE     FUND        TIME SERVED          DURING PAST 5 YEARS               BY TRUSTEE  HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber          Trustee     Indefinite term.     Nomura Professor of Finance,             51   Director, Deutsche Asset
New York University                   Trustee since 2000.  New York University, Stern School of          Management B.T. Funds,
Stern School of Business                                   Business. Formerly, Chairman,                 Japan Equity Fund, Inc.,
Henry Kaufman                                              Department of Finance, New York               Singapore Equity Fund,
Management                                                 University, Stern School of Business,         Inc., the Thai Equity Fund,
Education Center                                           and Trustee of TIAA, 1996-2000                Inc., and the DB Hedge
44 West 4th Street,                                                                                      Strategies Fund, L.L.C.
Suite 988
New York, NY 10012
Age: 65

Nancy L. Jacob            Trustee     Indefinite term.     President and Managing Principal,        51   None
Windermere Investment                 Trustee since 1997.  Windermere Investment Associates.
Associates                                                 Formerly, Chairman and Chief Executive
121 S.W. Morrison Street,                                  Officer, CTC Consulting, Inc., and
Suite 925                                                  Executive Vice President, U.S. Trust
Portland, OR 97204                                         of the Pacific Northwest
Age: 60

Bevis Longstreth          Trustee     Indefinite term.     Retired Partner, Debevoise & Plimpton.   51   Member of the Board of
Debevoise & Plimpton                  Trustee since 1997.  Formerly, Partner and of Counsel of           Directors of AMVESCAP,
919 Third Avenue                                           Debevoise & Plimpton, Adjunct                 PLC and Chairman of the
New York, NY 10022-6225                                    Professor at Columbia University              Finance Committee of the
Age: 69                                                    School of Law and Commissioner                Rockefeller Family Fund
                                                           of the U.S. Securities and Exchange
                                                           Commission

Stephen A. Ross           Trustee     Indefinite term.     Franco Modigliani Professor of Finance   51   Director, Freddie Mac and
Sloan School of                       Trustee since 1997.  and Economics, Sloan School of                Co-Chairman, Roll & Ross
Management                                                 Management, Massachusetts                     Asset Management Corp.;
Massachusetts Institute                                    Institute of Technology. Co-chairman,         and Principal, IV Capital,
of Technology                                              Roll & Ross Asset Management Corp.            Ltd.
77 Massachusetts Avenue                                    Formerly, Sterling Professor of Economics
Cambridge, MA 02139                                        and Finance, Yale School of Management,
Age: 59                                                    Yale University

Nestor V. Santiago        Trustee     Indefinite term.     Vice President and Chief Investment      51   Director, Bank-Fund Credit
Howard Hughes Medical                 Trustee since 2000.  Officer, Howard Hughes Medical                Union and Emerging
Institute                                                  Institute. Formerly, Investment Advisor/      Markets Growth Fund, Inc.
4000 Jones Bridge Road                                     Head of Investment Office, International
Chevy Chase, MD 20815                                      Monetary Fund
Age: 54

Maceo K. Sloan            Trustee     Indefinite term.     Chairman, President and Chief Executive   51  Director, SCANA
NCM Capital Management                Trustee since 1997.  Officer, Sloan Financial Group, Inc.          Corporation and M&F
Group, Inc.                                                and Chairman and Chief Executive              Bancorp, Inc.
103 West Main Street,                                      Officer, NCM Capital Management
Suite 400                                                  Group, Inc., since 1991
Durham, NC 27701-3638
Age: 53

                                                                                                        NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                        IN FUND
                              POSITION(S)        TERM OF OFFICE                                         COMPLEX     OTHER
                              HELD WITH          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN    DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND               TIME SERVED          DURING PAST 5 YEARS               BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny              Trustee            Indefinite term.     Eric J. Gleacher Distinguished Service   51   None
University of Chicago                            Trustee since 1997.  Professor of Finance, University of
Graduate School of                                                    Chicago, Graduate School of
Business                                                              Business. Founding Partner,
1101 East 58th Street                                                 LSV Asset Management
Chicago, IL 60637
Age: 44

INTERESTED TRUSTEES AND OFFICERS

Herbert M. Allison, Jr.(1)    President and      Indefinite term.     President and Chief Executive Officer    51   Board Member,
TIAA-CREF                     Chief Executive    President and Chief  of CREF, TIAA-CREF Mutual Funds,              Forbes.com, Inc.
730 Third Avenue              Officer            Executive Officer    TIAA-CREF Institutional Mutual Funds,
New York, NY                                     since 2002           TIAA-CREF Life Funds and TIAA
10017-3206                                                            Separate Account VA-1 (these
Age: 59                                                               funds are collectively referred to
                                                                      as the "TIAA-CREF Funds") and
                                                                      TIAA. Chairman of TIAA. Formerly,
                                                                      President and Chief Executive
                                                                      Officer of Alliance for LifeLong
                                                                      Learning, Inc., 1999 -October 2002.
                                                                      National Finance Chairman,
                                                                      Presidential Campaign of Senator
                                                                      John McCain, 1999-2000. President,
                                                                      Chief Operating Officer and Member
                                                                      of the Board of Directors of Merrill
                                                                      Lynch & Co., Inc., 1997-1999

Martin L. Leibowitz(1)        Trustee, Vice      Indefinite term.     Vice Chairman and Chief Investment       51    None
TIAA-CREF                     Chairman and       Trustee and Chief    Officer of TIAA-CREF Funds. Vice
730 Third Avenue              Chief Investment   Investment Officer   Chairman and Chief Investment
New York, NY 10017-3206       Officer            since 1997.          Officer of TIAA. Member of Board of
Age: 66                                          Indefinite term      Managers and President of TIAA-
                                                 as officer.          CREF Investment Management, LLC
                                                                      ("Investment Management"). Director
                                                                      and President of Teachers Advisors, Inc.
                                                                      ("Advisors"). Director of TIAA-CREF Life
                                                                      Insurance Company ("TIAA-CREF Life")
Richard J. Adamski1           Vice President     Indefinite term.     Vice President and Treasurer of the      N/A   N/A
TIAA-CREF                     and Treasurer      Vice President       TIAA-CREF Funds and TIAA. Vice
730 Third Avenue                                 and Treasurer        President and Treasurer of Investment
New York, NY 10017-3206                          since 1997.          Management, Services, TPIS, Advisors,
Age: 61                                                               TIAA-CREF Life, and TIAA-CREF Tuition
                                                                      Financing, Inc. (Tuition Financing)

C. Victoria Apter(1)          Executive Vice     Indefinite term.     Executive Vice President of the TIAA-    N/A   N/A
TIAA-CREF                     President          Executive Vice       CREF Funds and TIAA. Formerly, Vice
730 Third Avenue                                 President since      President, Retirement Services, CREF
New York, NY 10017-3206                          2000.                and TIAA Indefinite term
Age: 60

Scott C. Evans(1)             Executive Vice     Indefinite term.     Executive Vice President of the TIAA-    N/A   N/A
TIAA-CREF                     President          Executive Vice       CREF Funds and TIAA. Executive Vice
730 Third Avenue                                 President            President of Investment Management
New York, NY 10017-3206                          since 1997.          and Advisors and Director of TIAA-CREF
Age: 43                                                               Life

                                                                                                        NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                        IN FUND
                              POSITION(S)        TERM OF OFFICE                                         COMPLEX      OTHER
                              HELD WITH          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND               TIME SERVED          DURING PAST 5 YEARS               BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Martin E. Galt, III(1)        President          Indefinite term.     Executive Vice President of the TIAA-    N/A   N/A
TIAA-CREF                                        President since      CREF Funds and TIAA and President,
730 Third Avenue                                 2000.                TIAA-CREF Investment Products.
New York, NY 10017-3206                                               Formerly, Executive Vice
Age: 61                                                               President and President, Institutional
                                                                      Investments, Bank of America, and
                                                                      Principal Investment Officer,
                                                                      NationsBank. Director and President of
                                                                      Tuition Financing and TPIS and
                                                                      Director of TIAA-CREF Life and TIAA-CREF
                                                                      Trust Company

Richard L. Gibbs(1)           Executive Vice     Indefinite term.     Executive Vice President of the TIAA-    N/A   N/A
TIAA-CREF                     President          Executive Vice       CREF Funds and TIAA. Executive Vice
730 Third Avenue                                 President since      President of Investment Management,
New York, NY 10017-3206                          1997.                Advisors and Tuition Financing and
Age: 56                                                               Director of TIAA-CREF Life and
                                                                      Tuition Financing

Don W. Harrell(1)             Executive Vice     Indefinite term.     Executive Vice President of the          N/A   N/A
TIAA-CREF                     President          Executive Vice       TIAA-CREF Funds and TIAA. Director of
730 Third Avenue                                 President            TIAA-CREF Life
New York, NY 10017-3206                          since 1997.
Age: 65

Ira J. Hoch(1)                Executive Vice     Indefinite term.     Executive Vice President of the          N/A   N/A
TIAA-CREF                     President          Executive Vice       TIAA-CREF Funds and TIAA. Formerly,
730 Third Avenue                                 President since      Vice President, Retirement Services,
New York, NY 10017-3206                          2000.                CREF and TIAA
Age: 53

Matina S. Horner(1)           Executive Vice     Indefinite term.     Executive Vice President of the          N/A   N/A
TIAA-CREF                     President          Executive Vice       TIAA-CREF Funds and TIAA. Director of
730 Third Avenue                                 President since      TIAA-CREF Life
New York, NY 10017-3206                          1997.
Age: 63

E. Laverne Jones(1)           Vice President     Indefinite term.     Vice President and Corporate Secretary   N/A   N/A
TIAA-CREF                     and Corporate      Vice President and   of the TIAA-CREF Funds and TIAA
730 Third Avenue              Secretary          Corporate Secretary
New York, NY 10017-3206                          since 1998.
Age: 54

Harry I. Klaristenfeld(1)     Executive Vice     Indefinite term.     Executive Vice President and Chief       N/A   N/A
TIAA-CREF                     President          Executive Vice       Actuary of the TIAA-CREF Funds and
730 Third Avenue              and Chief Actuary  President and        TIAA. Formerly, Vice President and
New York, NY 10017-3206                          Chief Actuary        Chief Actuary, Retirement Services,
Age: 52                                          since 2000.          CREF and TIAA. Executive Vice President
                                                                      and Chief Actuary of Services

Frances Nolan(1)              Executive Vice     Indefinite term.     Executive Vice President of the          N/A   N/A
TIAA-CREF                     President          Executive Vice       TIAA-CREF Funds and TIAA. Formerly,
730 Third Avenue                                 President since      Vice President, Retirement Services,
New York, NY 10017-3206                          2000.                CREF and TIAA
Age: 45

Bertram L. Scott(1)           Executive Vice     Indefinite term.     Executive Vice President of the          N/A   N/A
TIAA-CREF                     President          Executive Vice       TIAA-CREF Funds and TIAA and Chairman
730 Third Avenue                                 President            of the Board, President and Chief Executive
New York, NY 10017-3206                          since 2000.          Officer of TIAA-CREF Life. Formerly,
Age: 52                                                               President and Chief Executive Officer,
                                                                      Horizon Mercy

B-20

                                                                                                        NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                        IN FUND
                          POSITION(S)      TERM OF OFFICE                                               COMPLEX      OTHER
                          HELD WITH        AND LENGTH OF          PRINCIPAL OCCUPATION(S)               OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE     FUND             TIME SERVED            DURING PAST 5 YEARS                   BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Deanne J. Shallcross(1)   Executive Vice   Indefinite term.       Executive Vice President of the              N/A      N/A
TIAA-CREF                 President        Executive Vice         TIAA-CREF Funds and TIAA. Formerly,
730 Third Avenue                           President since        Vice President, Marketing, CREF
New York, NY 10017-3206                    1998.                  and TIAA. Executive Vice President
Age: 53                                                           of Services

David A. Shunk(1)         Executive Vice   Indefinite term.       Executive Vice President of the TIAA-CREF    N/lA     N/A
TIAA-CREF                 President        Executive Vice         Funds and TIAA. Formerly, Vice President,
730 Third Avenue                           President since 1998.  Institutional & Individual Consulting
New York, NY 10017-3206                                           Services, CREF and TIAA. President and
Age: 56                                                           Chief Executive Officer of Services and
                                                                  Director of TIAA-CREF Trust Company

John A. Somers(1)         Executive Vice   Indefinite term.       Executive Vice President of the TIAA-        N/A      N/A
TIAA-CREF                 President        Executive Vice         CREF Funds and TIAA. Executive Vice
730 Third Avenue                           President since 1997.  President of Investment Management and
New York, NY 10017-3206                                           Advisors and Director of TIAA-CREF Life
Age: 59

Charles H. Stamm(1)       Executive Vice   Indefinite term.       Executive Vice President and General         N/A      N/A
TIAA-CREF                 President        Executive Vice         Counsel of the TIAA-CREF Funds and
730 Third Avenue                           President since 1997.  TIAA. Trustee of Services. Director of TPIS,
New York, NY 10017-3206                                           Advisors, TIAA-CREF Trust Company,
Age: 64                                                           Tuition Financing and TIAA-CREF Life.
                                                                  Member of Board of Managers of
                                                                  Investment Management

Mary Ann Werner(1)        Executive Vice   Indefinite term.       Executive Vice President of the TIAA-CREF    N/A      N/A
TIAA-CREF                 President        Executive Vice         Funds and TIAA and President, TIAA
730 Third Avenue                           President since 2000.  Shared Services. Formerly, Vice President,
New York, NY 10017-3206                                           CREF and TIAA. Executive Vice President
Age: 58                                                           of Services and Director of TIAA-CREF Life

James A. Wolf(1)          Executive Vice   Indefinite term.       Executive Vice President of the TIAA-CREF    N/A      N/A
TIAA-CREF                 President        Executive Vice         Funds and TIAA and President, TIAA
730 Third Avenue                           President since 2000.  Retirement Services. Formerly, Vice
New York, NY 10017-3206                                           President, Formerly, Vice President,
Age: 57                                                           Retirement Services, CREF and TIAA.
                                                                  Trustee of Services and Director of
                                                                  TIAA-CREF Life

1 The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of the TIAA-CREF Mutual
   Funds: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

EQUITY OWNERSHIP OF TIAA-CREF MUTUAL FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Mutual Funds' trustees in the TIAA-CREF Mutual Funds and in the same family of investment companies as the TIAA-CREF Mutual Funds.(1) The TIAA-CREF Mutual Funds' family of investment companies includes TIAA-CREF Mutual Funds, CREF, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.


DISINTERESTED TRUSTEES


                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                  DOLLAR RANGE OF EQUITY                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE                   SECURITIES IN FUND                            BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber                  None                                          Over $100,000

Nancy L. Jacob                    None                                          Over $100,000

Bevis Longstreth                  None                                          Over $100,000

Stephen A. Ross                   None                                          Over $100,000

Nestor V. Santiago                None                                          Over $100,000

Maceo K. Sloan                    None                                          $50,001 - $100,000

Robert W. Vishny                  None                                          $10,001 - $50,000


INTERESTED TRUSTEES


                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                  DOLLAR RANGE OF EQUITY                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE                   SECURITIES IN FUND                            BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz               International Equity Fund - $10,001-$50,000   Over $100,000
                                  Growth & Income Fund - $50,001-$100,000
                                  Managed Allocation Fund - $50,001-$100,000
                                  Bond PLUS Fund - $ over $100,000
                                  Money Market Fund - $50,001-$100,000

----------
(1)  Beneficial ownership information is as of December 31, 2002



TRUSTEE COMPENSATION

The following table shows the compensation received from the Funds and the TIAA-CREF fund complex for each non-officer Trustee for the year ended December 31, 2002. The Funds' officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF complex consists of: College Retirement Equities Fund, ("CREF"), TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

TIAA-CREF Mutual Funds has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.

DISINTERESTED TRUSTEES

                                                            LONG-TERM
                                                          PERFORMANCE
                                                             DEFERRED                   TOTAL
                                   AGGREGATE             COMPENSATION            COMPENSATION
                                COMPENSATION             CONTRIBUTION              PAID FROM
NAME                           FROM THE FUND      AS PART OF EXPENSES       TIAA-CREF COMPLEX
---------------------------------------------------------------------------------------------------
Martin J. Gruber                    $1,432                   $754                    $66,500
Nancy L. Jacob                      $1,238                   $754                    $57,500
Bevis Longstreth1                   $1,399                   $754                    $65,000
Stephen A. Ross1                    $1,798                   $754                    $83,500
Nestor V. Santiago1                 $1,303                   $754                    $60,500
Maceo K. Sloan                      $1,378                   $754                    $64,000
Robert W. Vishny                    $1,335                   $754                    $62,000
---------------------------------------------------------------------------------------------------

(1) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year's deferrals, a total of $2,028,278.58 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2002, for all current trustees who had elected to defer their compensation.

BOARD COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Mutual Funds' operations. Included among these are:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Mr. Santiago.

(2) A Finance Committee, which oversees the management of the TIAA-CREF Mutual Funds' investments subject to appropriate oversight by the full board. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sloan and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of the TIAA-CREF Mutual Funds' shares and the initiation of appropriate shareholder resolutions. During 2002, the committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Mr. Santiago and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2002, the committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.


(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which nominates certain TIAA-CREF Mutual Funds' officers and the standing committees of the board, and recommends candidates for election as trustees. During 2002, the committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

(6) A Products and Services Committee, formed in November 2002, which reviews and oversees the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Mutual Funds. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

The Fund's trustees are responsible for overseeing the Fund's corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the Fund's investment management agreement with Teachers Advisors, Inc. ("Advisors"). Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the Fund all of the services necessary for its ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Fund and its shareholders;
(b) Advisors' anticipated costs in providing those services; (c) the reasonableness of the investment management fees and how such fees compared to fees paid by other similar mutual funds; and (d) other benefits derived in connection with Advisors' relationship with the Fund.

As part of its consideration of the quality of services provided by Advisors to the Fund and its shareholders, the Board reviewed the relative performance of each Fund. The Board also reviewed Advisors' anticipated profit/loss situation in providing the services to the Funds. The Board considered Advisors' anticipated profit/loss situation to be reasonable in relation to the nature, quality and cost of Advisors' services. In considering the fees charged under the agreement, the Board considered the gross investment management fees charged under the agreement. Prior to October 1, 2002, the Board also considered Advisors agreement to waive a portion of its fee for managing each Fund. The Board also reviewed the investment management fees of other similarly situated fund complexes. In comparing the expense ratio of each Fund to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other funds.

PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2003, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following Funds:

Teachers Insurance and Annuity Association of America ("TIAA")*
730 Third Avenue
New York, NY 10017

FUND                                           PERCENT OF SHARES
--------------------------------------------------------------------------------
International Equity Fund                            11.94%
Equity Index Fund                                    14.82%
Social Choice Equity Fund                            45.34%
Short-Term Bond Fund                                 11.06%

TIAA-CREF Trust Company, FSB (the "Trust Company")**
211 North Broadway - Suite 1000
St. Louis, MO 63102

FUND                                           PERCENT OF SHARES
--------------------------------------------------------------------------------
High-Yield Bond Fund                                 27.54%
Tax-Exempt Bond Fund                                 11.15%
Short-Term Bond Fund                                 33.33%

The University of Chicago
450 N. City Front Plaza Dr.
Chicago, IL 60611

FUND                                           PERCENT OF SHARES
--------------------------------------------------------------------------------
International Equity Fund                            23.01%

Vanguard National Trust Company
Attn: Susan Kabat W22
P.O. Box 709 Valley Forge, PA 19482-0709

FUND                                           PERCENT OF SHARES
--------------------------------------------------------------------------------
Social Choice Equity Fund                             9.42%


As of April 1, 2003 the following entities are known by the Fund to hold, as record holders, 5% or more of the outstanding shares of the following Funds. These amounts may include beneficial ownership of more than 5% of the outstanding shares of the respective Funds by persons whose interests in the shares of the respective Funds are held of record by the listed entities:

Charles Schwab & Co., Inc.
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94019-4122

FUND                                           PERCENT OF SHARES
--------------------------------------------------------------------------------
Equity Index Fund                                    19.24%
International Equity Fund                             6.61%
Growth & Income Fund                                  7.44%
Social Choice Equity Fund                             7.75%
High-Yield Bond Fund                                 11.21%

National Financial Services LLC
200 Liberty Street
One World Financial Center
Attention: Mutual Funds Department, 5th Floor
New York, NY 10281-1003

FUND                                           PERCENT OF SHARES
--------------------------------------------------------------------------------
High-Yield Bond Fund                                 10.99%
Social Choice Equity Fund                             6.00%

National Investor Services Corp.
55 Water Street
New York, NY 10041-004

FUND                                           PERCENT OF SHARES
--------------------------------------------------------------------------------
High-Yield Bond Fund                                  5.43%


 * TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.

** The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has investment discretion over these shares.


The current Trustees and Officers of the Fund, as a group, beneficially own less than 1% of each Fund's shares.

Any person owning more than 25% of each Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

As explained in the Prospectus, investment advisory and related services for each of the funds are provided by personnel of Teachers Advisors, Inc. (Advisors). Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees. Through September 30, 2002, Advisors agreed to waive a portion of its fee for managing each fund. Effective October 1, 2002, the waiver agreement was eliminated and each fund's investment management fee was lowered to the amount that was previously each fund's net investment management fee.

Personal Trading Policy. Personnel of Teachers Advisors and members of their households are limited in trading for their own accounts pursuant to the TIAA-CREF Mutual Funds' Personal Trading Policy (the "Policy"). Some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the SEC at 1-202-942- 8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Advisory Fees. Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. During 2000, 2001 and 2002 dollar amounts of expenses for each Fund, before and after the waiver, attributable to advisory fees were as follows (there are no investment advisory fees payable for the Managed Allocation Account):


                                   GROSS                                 WAIVED                                 NET
                    ----------------------------------     ---------------------------------     ----------------------------------
                       2000        2001        2002           2000        2001        2002          2000        2001        2002
                    ----------------------------------     ---------------------------------     ----------------------------------
International
  Equity Fund       $2,919,302  $2,552,418  $2,146,257     $1,474,395  $1,289,100  $  947,469    $1,444,907  $1,263,318  $1,198,788
Growth
  Equity Fund       $8,047,620  $6,475,168  $4,320,720     $4,235,589  $3,407,983  $2,015,214    $3,812,031  $3,067,185  $2,305,506
Growth &
  Income Fund       $5,848,626  $5,858,638  $4,555,807     $3,144,422  $3,149,805  $2,153,675    $2,704,204  $2,708,833  $2,402,132
Bond PLUS Fund      $1,843,396  $2,178,981  $2,186,021     $1,152,122  $1,361,863  $1,197,103    $  691,274  $  817,118  $  988,918
Money Market Fund   $3,990,035  $5,705,927  $4,778,513     $2,525,339  $3,611,346  $2,703,682    $1,464,696  $2,094,581  $2,074,831
Equity Index Fund   $  382,484  $  597,712  $  833,457     $  251,634  $  393,232  $  488,866    $  130,850  $  204,480  $  344,591
Social Choice
  Equity Fund       $  209,410  $  392,962  $  453,403     $  135,981  $  255,170  $  263,928    $   73,429  $  137,792  $  189,475
High-Yield
  Bond Fund         $  405,855  $  675,017  $  695,279     $  241,581  $  401,796  $  365,835    $  164,274  $  273,221  $  329,444
Short-Term
  Bond Fund         $  187,366  $  378,752  $  653,548     $  117,103  $  236,720  $  341,607    $   70,263  $  142,032  $  311,941
Tax-Exempt
  Bond Fund         $  218,083  $  453,876  $  701,728     $  136,302  $  283,672  $  372,845    $   81,781  $  170,204  $  328,883


JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245 acts as custodian for the TIAA-CREF Mutual Funds. Pursuant to the investment management agreement between Advisors and the Fund, Advisors has agreed to pay the Fund's custodian for these services.

Boston Financial Data Services ("BFDS") acts as the transfer and dividend paying agent for the funds. Pursuant to the investment management agreement between Advisors and the Fund, Advisors has agreed to pay the Fund's transfer and dividend paying agent for these services.

Ernst & Young, LLP, 5 Times Square, New York, NY 10036 serves as independent auditors of the TIAA-CREF Mutual Funds.

Teachers Insurance and Annuity Association of America (TIAA), an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.


ABOUT THE TIAA-CREF MUTUAL FUNDS AND THE SHARES

As a Delaware business trust, the TIAA-CREF Mutual Funds' operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds' Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (DBTA) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds' Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds' shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds, and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of the TIAA-CREF Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Funds. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.


SHAREHOLDER MEETINGS AND VOTING


Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the TIAA-CREF Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.

Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

ADDITIONAL PORTFOLIOS

Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically "series" of shares) in the TIAA-CREF Mutual Funds. As authorized, in February 2000 the Trustees established five additional investment portfolios: the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund. Furthermore, the Trustees may establish additional funds in the future. The establishment of additional investment funds would not affect the interests of current shareholders in the existing eleven funds.

DIVIDENDS AND DISTRIBUTIONS

Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shareholders of the affected fund are entitled to receive their proportionate share of the assets which are attributable to their shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.


PRICING OF SHARES

The assets of the funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices don't accurately reflect the security's fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.


All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.


The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1 percent from $1.00 per share. In the event such deviation should exceed 1/2 of 1 percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity;
(2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.



OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

TAX STATUS

The following is a brief summary of some of the principal U.S. federal income, and certain state and local, tax considerations pertaining to investments in the funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities. Each prospective shareholder is urged to consult his or her own tax adviser with respect to specific federal, state, local and foreign tax consequences of investing in the funds. This summary is based on the laws in effect on the date of this SAI, which are subject to change.

Although the TIAA-CREF Mutual Funds is organized as a Delaware business trust, neither the TIAA-CREF Mutual Funds nor the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.

Each existing fund qualifies as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90 percent of the gross income of a fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) a fund must distribute to its shareholders at least 90 percent of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level); and (c) a fund must diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the fund's total assets and 10 percent of the outstanding voting securities of such issuer and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses. Each new fund intends to qualify as a RIC.

If, in any taxable year, a fund should not qualify as a RIC under the Code: (1) that fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that fund's distributions to the extent made out of that fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

Each fund must declare and distribute dividends equal in amount to at least the sum of (i) 98 percent of its ordinary income (as of the twelve months ending December 31), (ii) 98 percent of its capital gain net income (as of the twelve months ending October 31) and (iii) any income not distributed in prior years in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Generally, dividends attributable to a fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received; however dividends declared in October, November or December and paid in January are taxable as if are paid on the prior December 31.

A distribution of net capital gains reflects a fund's excess of net long-term capital gains over its net short-term capital losses. Each fund will designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.


For federal income tax purposes, each fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At December 31, 2002, the International Equity, Growth Equity, Growth & Income, Equity Index, Social Choice Equity and High-Yield Bond Funds had capital loss carryovers of $83,114,507, $277,040,411, $105,526,731, $2,554,085, $4,817,769, and $6,852,165,
respectively, which will begin to expire in 2008. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the fund will be increased; if the result is a loss, the income dividend paid by the fund will be decreased. Adjustments to reflect these gains and losses will be made throughout each fund's taxable year.

Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

A fund's transactions in options contracts and futures contracts are subject to special tax rules that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. TIAA-CREF Mutual Funds seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of the fund and seeks to make the appropriate entries in the fund's books and records when the fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

At the time of purchase, each fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long-term capital gain, any loss realized on the sale of such shares during the six-month period would be a long term loss to the extent of such distribution. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same fund are purchased (including any purchase through a reinvestment of distributions from the fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Tax-Exempt Bond Fund expects to qualify to pay "exempt-interest dividends" which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-

Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax return, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (AMT), both individual and corporate. Income from securities that are a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for AMT. Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund's full taxable year may have designated as tax-exempt interest or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference income earned by the fund during the period of their investment.

A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder's state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.


For corporate investors, a portion of the dividends from net investment income paid by the Managed Allocation Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund will ordinarily qualify for the corporate dividends-received deduction. Eligible dividends are limited to those a fund receives from U.S. domestic corporations and, accordingly, it is not expected that a substantial portion of distributions made by other funds will qualify for the dividends-received deduction. Corporations seeking to claim the dividends received deduction must satisfy certain holding period requirements and debt financing restrictions. Capital gain dividends are not eligible for the dividends-received deduction for corporations.


Income received by any fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations may apply that could limit the extent to which the foreign tax credit or deductions may be claimed.

Each shareholder will be notified within 60 days after the close of each taxable year of a fund if that fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not benefit from any such Opass throughO of foreign tax deductions or credits.

The International Equity Fund, the Growth Equity Fund and the Growth & Income Fund may invest in the stock of Opassive foreign investment companiesO ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75 percent of its gross income is passive; or (2) an average of at least 50 percent of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss). This will occur even if such income and gains are not distributed to the fund, and those amounts would be subject to the RIC distribution requirements described above. In most instances, it will be very difficult to make this election because of certain requirements thereof. In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized, although such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could, in limited circumstances, incur nondeductible interest charges. The funds may limit and/or manage their investments in PFICs to minimize their tax liability or maximize their return from these investments. A fund's intention to qualify annually as a RIC may limit a fund's election with respect to PFIC stock.


Each fund is required by federal law to withhold 30 percent of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to share-holders who have not complied with IRS regulations. During 2004 and 2005 the withholding rate is reduced to 29 percent. In order to avoid this back-up withholding requirement, a shareholder must certify to the fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's social security number or taxpayer identification number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.


The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends. Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the funds.

IRA accounts are subject to special tax treatment. The federal income tax on earnings in those accounts is deferred, and there are restrictions on the amounts that can be contributed each year. Investors in these accounts may also have to pay a penalty for withdrawals prior to age 59 1/2. Shareholders should consult their tax advisers for more information.

This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund, including state and local taxes.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2002. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

AGGREGATE AMOUNT OF COMMISSIONS PAID TO FIRMS THAT PROVIDED RESEARCH SERVICES

FUND                                            COMMISSIONS
-----------------------------------------------------------
International Equity Fund                          $375,251
Growth & Income Fund                               $891,706
Growth Equity Fund                                 $300,969
Equity Index Fund                                     $ 602


Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company portfolios. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the funds.


The aggregate amount of brokerage commissions paid by the Funds during 2000 was as follows:

FUND                                            COMMISSIONS
-----------------------------------------------------------
Growth & Income Fund                             $  308,339
International Equity Fund                        $1,525,996
Growth Equity Fund                               $  396,654
Equity Index Fund                                $   31,655
Social Choice Equity Fund                        $   15,434

The aggregate amount of brokerage commissions paid by the Funds during 2001 was as follows:

FUND                                             COMMISSIONS
------------------------------------------------------------
International Equity Fund                          $880,541
Growth & Income Fund                               $820,316
Growth Equity Fund                                 $332,290
Equity Index Fund                                  $ 12,173
Social Choice Equity Fund                          $  9,868

The aggregate amount of brokerage commissions paid by the Funds during 2002 was as follows:


FUND                                             COMMISSIONS
------------------------------------------------------------
International Equity Fund                        $  427,373
Growth & Income Fund                             $1,087,355
Growth Equity Fund                               $  396,298
Equity Index Fund                                $   23,484
Social Choice Equity Fund                        $   12,670


During 2002, certain of the Funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities on December 31, 2002 are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

FUND                                        BROKER                             PARENT                         HOLDINGS (US$)
----------------------------------------------------------------------------------------------------------------------------
International Equity Fund                   UBS Warburg LLC                    UBS AG                            $ 3,444,565
                                            ABN AMRO Holdings N.V.             ABN AMRO Holdings N.V.            $ 2,190,537
                                            CS First Boston                    Credit Suisse Group               $   809,959
                                            Nomura Securities Co., Ltd.        Nomura Holdings, Inc.             $   315,879

Growth Equity Fund                          Salomon Smith Barney, Inc.         Citigroup, Inc.                   $ 2,274,325

Growth & Income Fund                        Salomon Smith Barney, Inc.         Citigroup, Inc.                   $16,865,437
                                            Goldman Sachs & Co.                Goldman Sachs Group, Inc.         $     4,835
                                            Morgan Stanley Dean Witter & Co.   Morgan Stanley                    $     2,036
                                            Morgan (J.P.) Securities, Inc.     JP Morgan Chase & Co.             $     1,872
                                            Prudential Financial, Inc.         Prudential Financial, Inc.        $     1,555

Equity Index Fund                           Goldman Sachs & Co.                Goldman Sachs Group, Inc.         $   252,174
                                            Instinet Group, Inc.               Instinet Group, Inc.              $     1,747

Social Choice Equity Fund                   Goldman Sachs & Co.                Goldman Sachs Group, Inc.         $   245,909

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL:

FUND                                BROKER                                PARENT                            HOLDINGS (US$)
--------------------------------------------------------------------------------------------------------------------------
International Equity Fund           UBS Warburg LLC                          UBS AG                            $ 3,444,565
                                    CS First Boston                          Credit Suisse Group               $   809,959
                                    Deutche Bank Securities                  Deutche Bank AG                   $   763,496
                                    Nomura Securities Co., Ltd.              Nomura Holdings, Inc.             $   315,879

Growth Equity Fund                  Salomon Smith Barney, Inc.               Citigroup, Inc.                   $ 2,274,325

Growth & Income Fund                Salomon Smith Barney, Inc.               Citigroup, Inc.                   $16,865,437
                                    Goldman Sachs & Co.                      Goldman Sachs Group, Inc.         $     4,835
                                    Morgan Stanley Dean Witter & Co.         Morgan Stanley                    $     2,035
                                    Prudential Financial, Inc.               Prudential Financial, Inc.        $     1,555

Equity Index Fund                   Morgan (J.P.) Securities, Inc.           JP Morgan Chase & Co.             $   730,536
                                    Morgan Stanley Dean Witter & Co.         Morgan Stanley                    $   667,742
                                    Merrill Lynch, Pierce, Fenner & Smith    Merrill Lynch & Co., Inc.         $   496,007
                                    Goldman Sachs & Co.                      Goldman Sachs Group, Inc.         $   252,174

Social Choice Equity Fund           Goldman Sachs & Co.                      Goldman Sachs Group, Inc.         $   245,909



UNDERWRITERS

Teachers Personal Investors Services, Inc. (TPIS) may be considered the "principal underwriter" for the TIAA-CREF Mutual Funds. Shares of the TIAA-CREF Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Mutual Funds from year to year subject to approval by the Funds' Board of Trustees. Under a Distribution Compensation Agreement between TPIS and Advisors, Advisors has agreed to pay TPIS monthly for distribution of Fund shares an amount equal to .40 percent of the aggregate amount of purchase payments for shares of the Funds during each month. TPIS was paid $4,987,205 for services to the Funds in 2002. TPIS receives no other compensation for its activities as distributor of TIAA-CREF Mutual Fund shares. TPIS may enter into Selling Agreements with one or more broker-dealers which may or may not be affiliated with TPIS to provide distribution related services to the TIAA-CREF Mutual Funds. Currently, TPIS has entered into a Selling Agreement with TIAA-CREF Individual & Institutional Services ("Services") that permits Services to distribute the shares of the Mutual Funds on a limited basis.


CALCULATION OF PERFORMANCE DATA

We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P (1 + T)n  =     ERV

where:   P           =  a hypothetical initial investment of $1,000

         T           =  average annual total return

         n           =  number of years

         ERV         =  ending redeemable value of a hypothetical $1,000
                        investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof)

How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

         P (1+T)n =  ATVD

where:   P        =  a hypothetical initial investment of $1,000

         T        =  average annual total return (after taxes on distributions)

         n        =  number of years

         ATVD     =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

         P(1+T)n  =  ATVDR

where:   P        =  a hypothetical initial investment of $1,000

         T        =  average annual total return (after taxes on distributions and redemption)

         n        =  number of years

         ATVDR    =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

How the above return is calculated:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

YIELD CALCULATIONS

ALL FUNDS OTHER THAN THE MONEY MARKET FUND. Yields are computed by dividing the fund's net investment income for a given 30-day or one-month period, by the average number of fund shares, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD INFORMATION FOR THE MONEY MARKET FUND. Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of NAV). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return+1)(365/7) - 1

The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

TOTAL RETURN

Set forth below is the average annual total return information (before and after taxes) for each of the funds and the yield quotations for the Bond PLUS Fund, Short-Term Bond Fund, High-Yield Bond Fund, Tax-Exempt Bond Fund and Money Market Fund, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:


INTERNATIONAL EQUITY FUND

                         1 YEAR ENDED    5 YEARS ENDED     SINCE INCEPTION
                          12/31/2002      12/31/2002    (9/2/1997 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes        (15.73)%         (1.05)%           (1.41)%

Return After Taxes on
Distributions              (16.15)%         (2.18)%           (2.47)%

Return After Taxes on
Distributions and Sale
of Fund Shares              (9.51)%         (0.75)%           (1.05)%


GROWTH EQUITY FUND

                          1 YEAR ENDED   5 YEARS ENDED      SINCE INCEPTION
                           12/31/2002      12/31/2002    (9/2/1997 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes         (30.12)%         (4.96)%            (3.23)%

Return After Taxes on
Distributions               (30.29)%         (5.52)%            (3.90)%

Return After Taxes on
Distributions and Sale
of Fund Shares              (18.49)%         (3.56)%            (2.29)%


GROWTH & INCOME FUND

                         1 YEAR ENDED  5 YEARS ENDED      SINCE INCEPTION
                          12/31/2002    12/31/2002    (9/2/1997 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes        (23.86)%       (0.14)%              1.38%

Return After Taxes on
Distributions              (24.18)%       (0.88)%              0.65%

Return After Taxes on
Distributions and Sale
of Fund Shares             (14.64)%       (0.22)%              0.99%


EQUITY INDEX FUND

                                   1 YEAR ENDED      SINCE INCEPTION
                                    12/31/2002    (4/3/2000 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes                   (21.52)%           (16.16)%

Return After Taxes on
Distributions                         (21.94)%           (16.51)%

Return After Taxes on
Distributions and Sale
of Fund Shares                        (13.21)%           (12.64)%


SOCIAL CHOICE EQUITY FUND

                                    1 YEAR ENDED       SINCE INCEPTION
                                     12/31/2002    (4/3/2000 - 12/31/2002)
--------------------------------------------------------------------------------

Return Before Taxes                   (20.71)%            (15.60)%
Return After Taxes on
Distributions                         (21.15)%            (15.99)%
Return After Taxes on
Distributions and Sale
of Fund Shares                        (12.75)%            (12.24)%


MANAGED ALLOCATION FUND

                        1 YEAR ENDED    5 YEARS ENDED       SINCE INCEPTION
                         12/31/2002      12/31/2002     (9/2/1997 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes        (12.09)%         2.00%               2.88%

Return After Taxes on
Distributions              (13.38)%         0.51%               1.34%

Return After Taxes on
Distributions and Sale
of Fund Shares              (7.37)%         1.09%               1.77%

BOND PLUS FUND

                         1 YEAR ENDED    5 YEARS ENDED       SINCE INCEPTION
                          12/31/2002      12/31/2002     (9/2/1997 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes         10.50%           7.55%               7.94%

Return After Taxes on
Distributions                7.85%           4.92%               5.23%

Return After Taxes on
Distributions and Sale
of Fund Shares               6.54%           4.74%               5.02%

PERIOD                                                           YIELD
--------------------------------------------------------------------------------
30 DAY PERIOD ENDED 12/31/2002                                   4.13%


SHORT-TERM BOND FUND

                                    1 YEAR ENDED          SINCE INCEPTION
                                     12/31/2002       (4/3/2000 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes                     7.81%                 9.02%

Return After Taxes on
Distributions                           5.90%                 6.55%

Return After Taxes on
Distributions and Sale
of Fund Shares                          4.85%                 6.03%

PERIOD                                                        YIELD
--------------------------------------------------------------------------------
30 DAY PERIOD ENDED 12/31/2002                                2.72%


HIGH-YIELD BOND FUND

                                    1 YEAR ENDED           SINCE INCEPTION
                                     12/31/2002       (4/3/2000 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes                     0.46%                   3.13%

Return After Taxes on
Distributions                          (3.00)%                 (0.64)%

Return After Taxes on
Distributions and Sale
of Fund Shares                          0.24%                   0.67%

PERIOD                                                          YIELD
--------------------------------------------------------------------------------
30 DAY PERIOD ENDED 12/31/2002                                  9.80%


TAX-EXEMPT BOND FUND

                                   1 YEAR ENDED        SINCE INCEPTION
                                    12/31/2002      (4/3/2000 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes                    10.70%               8.52%

Return After Taxes on
Distributions                          10.33%               8.17%

Return After Taxes on
Distributions and Sale
of Fund Shares                          8.30%               7.62%

PERIOD                                                      YIELD
--------------------------------------------------------------------------------
30 DAY PERIOD ENDED 12/31/2002                              3.99%


MONEY MARKET FUND

                         1 YEAR ENDED    5 YEARS ENDED       SINCE INCEPTION
                          12/31/2002      12/31/2002     (9/2/1997 - 12/31/2002)
--------------------------------------------------------------------------------
Return Before Taxes          1.64%           4.49%               4.56%

PERIOD                                  CURRENT YIELD      EFFECTIVE YIELD
--------------------------------------------------------------------------------
7 DAY PERIOD ENDED 12/31/2002                1.22%               1.23%



PERFORMANCE COMPARISONS

Performance information for the funds may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) Lehman Brothers indices and (14) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.

ILLUSTRATING COMPOUNDING

We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

NET ASSET VALUE

Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

MOVING AVERAGES

We may illustrate a fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. OMoving Average Activity IndicatorsO combine adjusted closing NAVs from the last business day of each week with moving aver-ages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.

LEGAL MATTERS

All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of the TIAA-CREF Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, DC. EXPERTS

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

ADDITIONAL CONSIDERATIONS

The TIAA-CREF Mutual Funds are part of the TIAA-CREF family of companies. TIAA founded in 1918, is a non-profit stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the Securities and Exchange Commission as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management.

Prospective investors in TIAA-CREF Mutual Funds who have accumulations in TIAA and CREF retirement annuities (RAs) and supplemental retirement annuities
(SRAs), or in the Teachers Personal Annuity (PA) or the Teachers Personal Annuity Select (PA Select) should carefully consider how TIAA-CREF Mutual Funds fit into their investment portfolio. The tax treatment is considerably different from the RA, SRA, PA and PA Select. For example, RAs and SRAs accept before-tax contributions, and any earnings from them are not taxed until withdrawn or taken as income. RAs, SRAs, and the PAs all have restrictions on withdrawals before age 59 1/2, including tax penalties. TIAA-CREF Mutual Funds don't have such restrictions, which means they can be used to invest for a wide variety of goals in addition to retirement (unless they are being used to Fund an IRA account). However, annuities offer the option of lifetime income on retirement, which mutual funds do not.

Investors should also consider the TIAA-CREF Mutual Funds' expense charges as compared to the expenses of other mutual funds. The TIAA-CREF Mutual Funds' expense charges are currently among the lowest in the industry, according to MORNINGSTAR PRINCIPIA, which tracks mutual fund expense charges.

When deciding how to invest in mutual funds, it's important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches it. They should also determine their time horizon, I.E., the period of time they plan to keep money invested in the fund. Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term, probably would invest more heavily in equity funds. To preserve the current value of an investment and avoid losses of principal, an investor might invest more heavily in non-equity funds.

FINANCIAL STATEMENTS

The audited financial statements for the TIAA-CREF Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

                                                                   AF 30013-5/03

[Logo] Printed on recycled paper

PART C:                        OTHER INFORMATION


ITEM 22. FINANCIAL STATEMENTS


         (a) The audited financial statements and statements of investments for the existing portfolios of the TIAA-CREF Mutual Funds for the year ended December 31, 2002 are incorporated into Part B of the Registration Statement by reference to pages 15-107 of the Funds' Annual Report to Shareholders, filed with the Securities and Exchange Commission on Form N-30D pursuant to Rule 30d-1 under the Investment Company Act of 1940 on March 5, 2003.


ITEM 23. EXHIBITS

         (a)      Declaration of Trust, as amended(2/)

         (b)      Bylaws(1/)

         (c)      N/A


         (d) Investment Management Agreement between Registrant and Teachers Advisors, Inc.(1) (as amended) and the Amendment thereto*


         (e)      (1)      Distribution agreement between Registrant and
                           Teachers Personal Investors Services, Inc.(1/)

                  (2) Selling agreement, as amended, between TPIS and TIAA-CREF Individual & Institutional Services, Inc.(1/)

         (f)      N/A

         (g)      (1)      Custodian Agreement between the Registrant, Teachers
                           Advisors and State Street Bank and Trust(1/)


                  (2) Custodian Agreement by and between the Registrant and JPMorgan Chase Bank ("JPMorgan"), effective July 1, 2002*


         (h)      (1)      Administration Agreement between State Street Bank
                           and Trust and Teachers Advisors(1/)

                  (2) Transfer Agency Agreement between State Street Bank and Trust and Teachers Advisors(1/)

         (i)      Opinion and Consent of Charles Stamm, Esq.*

         (j)      (1)      Consent of Sutherland, Asbill & Brennan, L.L.P.*

                  (2)      Consent of Ernst & Young LLP*

         (k)      N/A

         (l)      (1)      Seed Money Agreement, dated July 1, 1997, between
                           TIAA and TIAA-CREF Mutual Funds(1/)

                  (2) Seed Money Agreement, dated February 29, 2000 between TIAA and TIAA-CREF Mutual Funds(2/)

         (m)      N/A

         (n)      N/A

         (o)      (1)      Code of Ethics(2/)

                  (2)      TIAA Investments Policy Statement on Personal
                           Trading*

                  (3) CREF Investments and Non-Investment Access Persons Policy Statement on Personal Investing*

----------
(1/) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Funds' Registration Statement, filed on August 5, 1997 (File No. 333-21821).
(2/) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Funds' Registration Statement, filed on March 28, 2000 (File No. 333-21821).

*    Filed herewith.



ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

Bethesda ARC, LLC                            TIAA CMBS I, LLC
BT Properties, Inc.                          TIAA Diamond Investor, LLC
College Credit Trust                         TIAA European Funding Trust
DAN Properties, Inc.                         TIAA Financial Services, LLC
ETC Repackaging, Inc.                        TIAA Florida Mall, LLC
Illinois Teachers Properties, LLC            TIAA Franklin Square, LLC
JV Florida One, Inc.                         TIAA Global Markets, Inc.
JV Florida Four, Inc.                        TIAA Lakepointe, LLC
JV Georgia One, Inc.                         TIAA Miami International Mall, LLC
JV Minnesota One, Inc.                       TIAA Realty, Inc.
JV North Carolina One, Inc.                  TIAA Realty Capital Management, LLC
JWL Properties, Inc.                         TIAA Retail Commercial, LLC
Liberty Place Retail, Inc.                   TIAA SF One, LLC
Liberty Place Retail II, Inc.                TIAA The Reserve II, LLC
Light St. Partners, LLP                      TIAA The Reserve II Member, LLC
M.O.A. Enterprises, Inc.                     TIAA Tri-State, LLC
MOA Investors I, Inc.                        TIAA Timberlands I, LLC
NCDC Funding, LLC                            TIAA Timberlands II, LLC
ND Properties, Inc.                          TIAA West Town Mall, LLC
Savannah Teachers Properties, Inc.           TIAA-CREF Enterprises, Inc.
T114 Properties, Inc.                        TIAA-CREF Individual & Institutional Services, Inc.
T-Investment Properties Corp.                TIAA-CREF Investment Management, LLC
T-Land Corp.                                 TIAA-CREF Life Insurance Company
TCT Holdings, Inc.                           TIAA-CREF Trust Company, FSB
Teachers Advisors, Inc.                      TIAA-CREF Tuition Financing, Inc.
Teachers Boca Properties II, Inc.            TIAA-Fund Equities, Inc.
Teachers Boca Properties III, Inc.           Twenty West Port I, LLC
Teachers Concourse, LLC                      Washington Teachers Properties II, Inc.
Teachers Mayflower, LLC                      WRC Properties, Inc.
Teachers Michigan Properties, Inc.           730 Texas Forest Holdings, Inc.
Teachers Pennsylvania Realty, Inc.           485 Properties, LLC
Teachers Personal Investors Services, Inc.   2 LPPA, LLC
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC
Ten Westport I, LLC
TEO-NP, LLC
Three Trails Town Center, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II, LLC
TIAA Bay Isle Key II Member, LLC

SUBSIDIARIES OF TEACHERS PROPERTIES, INC.:
Rouse-Teachers Holding Company, a Nevada Corporation
Rouse-Teachers Land Holdings, Inc., a Maryland Corporation
TPI Housing, Inc., a Delaware Corporation

1)   All subsidiaries are Delaware corporations except as follows:
     A) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc. Teachers Realty Corporation
     B)   College Credit Trust, a New York Trust
     C)   TIAA-CREF Life Insurance Company is a New York Corporation
     D)   TIAA-CREF Trust Company, FSB is a Federal Savings Bank
     E)   TIAA European Funding Trust, a Delaware Trust
     F)   Light St. Partners, LLP, a Maryland Limited Liability Partnership

2)   All subsidiaries are 100% owned directly by TIAA, except as follows:
     A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Advisors, TPIS, TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.
     B)   TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company,
          FSB.
     C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.
     D) ND Properties, Inc. wholly or partially owns stock of the following foreign entities: IMOR, S.A., a Portuguese corporation, ND Falkirk, Ltd., a UK entity, SAS La Defense, societe par action simplifee, SAS Iena, societe par action simplifee, and SAS Roosevelt, societe par action simplifee, all French entities, Salhouse Road Sprowston No. 1 Limited and Salhouse Road Sprowston No. 2 Limited, both UK entities, TIAA Lux 1, Societe a responsabilite limitee, TIAA Lux 2, Societe a responsabilite limitee, and TIAA Lux 3, Societe a responsabilite limitee, all Luxemborg entities.

ITEM 25. INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 15, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case

Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (I) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (I) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Teachers Advisors, Inc. (Advisors) also provides investment management service to TIAA Separate Account VA-1 and TIAA-CREF Institutional Mutual Funds. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC (Investment Management) and are employees of TIAA. Martin L. Leibowitz is a trustee of TIAA, CREF and Investment Management. He is Vice Chairman and Chief Investment Officer of CREF and TIAA. Charles Stamm is a trustee of Investment Management and Services, and a director of

TPIS and TIAA-CREF Tuition Financing, Inc ("TFI"). He is General Counsel of CREF and TIAA. Martin Galt, III is President, Investment Products, TIAA and CREF. He is also President and a director of both TPIS and TFI. Richard Adamski is also Treasurer of TPIS and Services. Richard Gibbs is also Executive Vice President of TPIS and Services, and a director of TFI. The principal business address of Investment Management, Services and TPIS is 730 Third Avenue, New York, NY 10017-3206.

ITEM 27. PRINCIPAL UNDERWRITERS

         Teachers Personal Investors Services, Inc. ("TPIS") may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, TIAA-CREF Mutual Funds, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and state of New York, on the 28th day of April, 2003.


                             TIAA-CREF MUTUAL FUNDS


                                      By:    /s/ Lisa Snow
                                             --------------------------------
                                      Name:  Lisa Snow
                                      Title: Vice President and Chief Counsel,
                                             Corporate Law and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                                   Date
---------                         -----                                   ----


/s/ Martin E. Galt, III           President                              4/28/03
------------------------          (Principal Executive Officer)
Martin E. Galt, III


/s/ Scott C. Evans                Executive Vice President               4/28/03
------------------------          (Principal Financial Officer)
Scott C. Evans


/s/ Richard L. Gibbs              Executive Vice President               4/28/03
------------------------          (Principal Accounting Officer)
Richard L. Gibbs

                                  DATE                                    DATE
                                  ----                                    ----
SIGNATURE OF TRUSTEE                         SIGNATURE OF TRUSTEE


/s/ Martin J. Gruber             4/28/03     /s/ Nestor V. Santiago      4/28/03
----------------------------                 ----------------------
Martin J. Gruber                             Nestor V. Santiago

/s/ Nancy L. Jacob               4/28/03     /s/ Maceo K. Sloan          4/28/03
----------------------------                 ------------------
Nancy L. Jacob                               Maceo K. Sloan

/s/ Bevis Longstreth             4/28/03     /s/ Robert W. Vishny        4/28/03
----------------------------                 --------------------
Bevis Longstreth                             Robert W. Vishny

                                             /s/ Martin L. Leibowitz     4/28/03
----------------------------                 -----------------------
Stephen A. Ross                              Martin L. Leibowitz

                                  EXHIBIT INDEX


(d) Amendment to the Investment Management Agreement between Registrant and Teachers Advisors, Inc.

(g)(2) Custodian Agreement by and between the Registrant and JPMorgan, effective July 1, 2002

(i)      Opinion and Consent of Charles H. Stamm, Esq.

(j)(1)   Consent of Sutherland Asbill & Brennan, LLP

(j)(2)   Consent of Ernst & Young LLP

(o)(2)   TIAA Investments Policy Statement on Personal Trading

(o)(3) CREF Investments and Non-Investment Access Persons Policy Statement on Personal Investing